EXHIBIT 10.10
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
LICENSE AGREEMENT
     THIS AGREEMENT made and entered into this 31st day of March, 2004 (“EFFECTIVE DATE”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27708, and Orexigen Therapeutics, Inc., a corporation organized under the laws of Delaware (“OREXIGEN”), with its corporate headquarters and principal office at One Palmer Square, Suite 515, Princeton, NJ 08540.
     WHEREAS, DUKE owns certain DUKE PATENT RIGHTS (as hereinafter defined) relating to the following technology (collectively, the “GADDE/KRISHNAN INVENTIONS”):
•	Duke Office of Science and Technology File #2081, entitled “The Combination of Bupropion (Wellbutrintm, Wellbutrin-SRtm, Zybantm) and zonisamide (Zonegramtm) Can Be an Effective Weight Loss and Weight Maintenance Treatment for Obese Patients” and invented by Dr. Kishore Gadde and Dr. Ranga Krishnan (hereinafter, Dr. Gadde and Dr. Krishnan collectively referred to as “INVENTORS”);

•	Duke Office of Science and Technology File # 2308, entitled “A Method of Reducing Weight Gain Risk Associated with Antidepressant Therapy” and invented by INVENTORS; and

•	Duke Office of Science and Technology File # 2294, entitled “Zonisamide for Reduction of Weight Gain Risk Associated with Atypical Antipsychotics” and invented by INVENTORS; and
WHEREAS, DUKE has the right to grant licenses under said DUKE PATENT RIGHTS; and
     WHEREAS, OREXIGEN has filed a U.S. provisional patent application entitled [***] (hereinafter the “OREXIGEN PROVISIONAL”); and
     WHEREAS, DUKE possesses certain DUKE DATA (as hereinafter defined) not covered by the DUKE PATENT RIGHTS, but relating to the OREXIGEN PROVISIONAL which OREXIGEN desires to license; and,
     WHEREAS, DUKE desires to have the DUKE PATENT RIGHTS and DUKE DATA developed and commercialized to benefit the public and is willing to grant licenses to each hereunder; and

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     WHEREAS, OREXIGEN desires to obtain licenses under DUKE PATENT RIGHTS and DUKE DATA and to DUKE’s rights in OREXIGEN PATENT RIGHTS (as hereinafter defined) upon the terms and conditions hereinafter set forth; and
     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:
ARTICLE 1 — DEFINITIONS
     For the purposes of this AGREEMENT, and solely for that purpose, the terms and phrases set forth below and elsewhere in this AGREEMENT in capital letters shall be defined as follows:
1.01	“AFFILIATE” shall mean any corporation or non-corporate entity which controls, is controlled by or is under the common control with a party hereto. A corporation or a non-corporate entity, as applicable, shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or in the absence of ownership of at least fifty percent (50%) of the voting stock of a corporation, or in the case of a non corporate entity, if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-cooperate entity, as applicable.

1.02	“FIELD OF USE” shall mean any and all uses.

1.03	“FULLY DILUTED BASIS” means the total number of issued and outstanding shares of the OREXIGEN’s common stock, calculated to include (i) conversion of all issued and outstanding securities then convertible into common stock, (ii) the exercise of all then outstanding options and warrants to purchase shares of common stock, whether or not then exercisable (other than options covered under the following clause (iii)), and (iii) the issuance or grant of all securities reserved for issuance pursuant to any stock or stock option plan of OREXIGEN in effect on the date of the calculation.

1.04	“DUKE DATA” shall mean data generated by Dr. Gadde at DUKE prior to the EFFECTIVE DATE documenting the weight loss effect of treatment with a combination of Fluoxetine and Naltrenxone in humans.

1.05	“DUKE PATENT RIGHTS” shall mean the patents, patent applications listed in APPENDIX A (such patent applications hereinafter collectively referred to as “INITIAL DUKE PATENT APPLICATIONS” and any patent hereafter issuing on any such INITIAL DUKE PATENT APPLICATIONS), together with all divisions, continuations, continuations-in-part (but only to the extent that the subject matter of each such continuation-in-part application is described in and enabled by the disclosure of said INTITIAL DUKE PATENT APPLICATIONS), re-examinations, reissues, substitutions, or extensions thereof and patents issuing therefrom in the United States and non-U.S. jurisdictions. Notwithstanding the foregoing or anything else to the contrary in this AGREEMENT, DUKE PATENT RIGHTS shall not include those patents and/or patent applications which, during the term of this AGREEMENT, cease to be DUKE PATENT RIGHTS pursuant to Section 6.01 or Section 6.03. It is understood and agreed that subject matter that is PATENTABLY DISTINCT (defined below) from the subject matter described within the INITIAL DUKE PATENT APPLICATIONS is not within the scope of the DUKE PATENT RIGHTS even though that PATENTABLY DISTINCT subject matter may fall within the scope of one or more claims of said INITIAL DUKE PATENT APPLICATIONS. PATENTABLY DISTINCT improvements relating to the subject matter of INITIAL DUKE PATENT APPLICATIONS shall not be considered DUKE PATENT RIGHTS. As used herein, “PATENTABLY DISTINCT” subject matter is subject matter that is novel and unobvious over subject matter described within said INITIAL DUKE PATENT APPLICATIONS.

1.06	“DUKE PATENT RIGHTS EXPENSES” shall mean all patent-related expenses (including, but not limited to, filing fees, maintenance fees, and reasonable fees and expenses of patent counsel) incurred in connection with the DUKE PATENT RIGHTS, including but not limited to all reasonable expenses incurred in connection with the assembly and copying of files for transfer to and from as the case may be OREXIGEN’s legal counsel in connection with OREXIGEN’s assuming responsibility for DUKE PATENT RIGHTS or transferring some of all of that responsibility back to DUKE (as the case may be) pursuant to Section 6.01(a) and/or Section 6.02(b).

1.07	“VALID CLAIM” shall mean (i) an issued and unexpired claim within the DUKE PATENT RIGHTS or OREXIGEN PATENT RIGHTS, as the case may be, that has not been permanently revoked or held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction and that has not been dedicated to the public or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (ii) a claim of a pending patent application that was filed in good faith, has not been pending for more than [***] ([***]) years, and which has not been abandoned or finally disallowed without the possibility of appeal or refilling of such application contained in the DUKE PATENT RIGHTS or OREXIGEN PATENT RIGHTS, as the case may be, in the country in which any such product or part thereof is made, used or sold.

1.08	“DUKE LICENSED PRODUCT” shall mean any product or part thereof which:
(a)	is covered in whole or in part by any VALID CLAIM contained in the DUKE PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; and/or

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(b)	is manufactured by using a process or is employed to practice a process which is covered in whole or in part by a VALID CLAIM contained in the DUKE PATENT RIGHTS in the country in which any DUKE LICENSED PROCESS is used or in which such product or part thereof is used or sold; and/or

(c)	in its intended use, practices, incorporates, or otherwise utilizes, in whole, or in part, a VALID CLAIM contained in the DUKE PATENT RIGHTS in the country in which any such product or part thereof is made, used, or sold.
1.09	“DUKE LICENSED PROCESS” shall mean any process which is covered in whole or in part by a VALID CLAIM contained in the DUKE PATENT RIGHTS.

1.10	“DUKE LICENSED SERVICE” shall mean any service provided by OREXIGEN (and/or SUBLICENSEES, as the case may be) to a THIRD PARTY which utilizes DUKE LICENSED PRODUCTS and/or DUKE LICENSED PROCESSES.

1.11	“MAINTENANCE FEE” shall mean the fee described in Section 4.01 hereof.

1.12	“OREXIGEN PATENT RIGHTS” shall mean the OREXIGEN PROVISIONAL and any patent hereafter issuing therefrom, together with all divisions, continuations, continuations-in-part (but only to the extent that the subject matter of each such continuation-in-part application is described in and enabled by the disclosure of said OREXIGEN PROVISIONAL or other related patent applications owned, in part or in whole by OREXIGEN, for which Dr. Gadde and/or Dr. Krishnan is/are an inventor/inventors in accordance with appertaining patent law/regulations as a result of inventive contributions made in his/her position as an employee/employees of DUKE), re-examinations, reissues, substitutions, or extensions thereof and patent issuing therefrom in the United States and non-U.S. jurisdictions.

1.13	“OREXIGEN PATENT RIGHTS EXPENSES” shall mean all patent-related expenses (including, but not limited to, filing fees, maintenance fees, and reasonable fees and expenses of patent counsel) incurred in connection with the OREXIGEN PATENT RIGHTS.

1.14	“OREXIGEN LICENSED PRODUCT” shall mean any product or part thereof which:
(a)	is covered in whole or in part by any VALID CLAIM contained in the OREXIGEN PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; and/or

(b)	is manufactured by using a process or is employed to practice a process which is covered in whole or in part by a VALID CLAIM contained in the OREXIGEN PATENT RIGHTS in the country in which any OREXIGEN LICENSED PROCESS is used or in which such product or part thereof is used or sold; and/or

(c)	in its intended use, practices, incorporates, or otherwise utilizes, in whole, or in part, a VALID CLAIM contained in the OREXIGEN PATENT RIGHTS in the country in which any such product or part thereof is made, used, or sold.
1.15	“OREXIGEN LICENSED PROCESS” shall mean any process which is covered in whole or in part by a VALID CLAIM contained in the OREXIGEN PATENT RIGHTS.

1.16	“OREXIGEN LICENSED SERVICE” shall mean any service provided by OREXIGEN (and/or SUBLICENSEES, as the case may be) to a THIRD PARTY which utilizes OREXIGEN LICENSED PRODUCT(S) and/or OREXIGEN LICENSED PROCESS(ES).

1.17	“LICENSED PRODUCTS” shall mean the following terms, collectively: DUKE LICENSED PRODUCTS, OREXIGEN LICENSED PRODUCTS, DUKE LICENSED PROCESSES, OREXIGEN LICENSED PROCESSES, DUKE LICENSED SERVICES and OREXIGEN LICENSED SERVICES, and a DUKE LICENSED PROCESS, OREXIGEN LICENSED PROCESS, DUKE LICENSED SERVICE and OREXIGEN LICENSED SERVICE shall be included within such term notwithstanding such process or service is not literally a “product”.

1.18	“SUBLICENSE” and “SUBLICENSE AGREEMENT” shall mean, and include without limitation, any relationship/agreement in which a THIRD PARTY gains any rights—temporary or otherwise—to any of the rights granted by DUKE to OREXIGEN under this AGREEMENT (including, but not limited to, OREXIGEN AFFILIATES, assignee(s), licensee(s), sublicensee(s), marketing partner(s) and the like, hereinafter, such THIRD PARTIES referred as “SUBLICENSEES”), including, but not limited to those granted via options, rights of first refusal, material transfer agreements, sublicenses (implied or expressed), and the like.

1.19	“NET SALES” shall mean:
(a)	in the case of DUKE LICENSED PRODUCTS and OREXIGEN LICENSED PRODUCTS, OREXIGEN’S (and/or those of SUBLICENSEES, as the case may be) revenues received from sale and/or lease of the subject DUKE LICENSED PRODUCTS and/or OREXIGEN LICENSED PRODUCTS; and

(b)	in the case of DUKE LICENSED PROCESSES and OREXIGEN LICENSED PROCESSES, OREXIGEN’S (and/or those of SUBLICENSEES, as the case may be) revenues received from sale and/or lease of the subject DUKE LICENSED PROCESSES and/or OREXIGEN LICENSED PROCESSES; and

(c)	in the case of DUKE LICENSED SERVICES and OREXIGEN LICENSED SERVICES, revenue received by OREXIGEN (and/or SUBLICENSEES, as the case may be) for provision of the subject DUKE LICENSED SERVICE and/or OREXIGEN LICENSED SERVICE to a THIRD PARTY.
and each of (a) (b), and (c), above shall be less the sum of the following:
(w)	discounts allowed in amounts customary in the trade;

(x)	sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

(y)	outbound transportation prepaid or allowed; and

(z)	amounts allowed or credited on returns.
No deductions to NET SALES shall be made for commissions paid to individuals whether they are associated with independent sales agencies or regularly employed by OREXIGEN (and/or SUBLICENSEES, as the case may be) and on its payroll, or for cost of collections. LICENSED PRODUCTS shall be considered “sold” when the consideration for provision thereof is received by OREXIGEN (and/or SUBLICENSEES, as the case may be). DUKE LICENSED PRODUCTS, OREXIGEN LICENSED PRODUCTS, DUKE LICENSED SERVICES, and OREXIGEN LICENSED SERVICES used by OREXIGEN (and/or SUBLICENSEES, as the case may be) for its own use in the FIELD (and not in connection with the sale to THIRD PARTIES) shall be considered to be “NET SALES” for purposes of computing royalty obligations, except to the extent that such DUKE LICENSED PRODUCTS, OREXIGEN LICENSED PRODUCTS, DUKE LICENSED SERICES, and/or OREXIGEN LICENSED SERVICES are used for clinical field trials or for OREXIGEN’s own internal non-commercial research (and/or SUBLICENSEES, as the case may be).
1.20	“SUBLICENSE REVENUES” shall mean any and all initial upfront fees, license fees, option fees, milestone payments, and other amounts (other than running royalties on NET SALES of LICENSED PRODUCTS) payable to OREXIGEN (and/or any of SUBLICENSEES, as the case may be) under a SUBLICENSE to any of the licenses granted by DUKE to OREXIGEN under this AGREEMENT, but excluding any payments that are (a) reimbursements of documented research and development costs and expenses; (b) reimbursement of cost of goods directly relating to LICENSED PRODUCTS supplied by OREXIGEN to such SUBLICENSEE; (c) loans granted to OREXIGEN by such SUBLICENSEE; (d) reimbursement of documented costs directly related to pursuit of patent protection and/or maintenance of patents for DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS; or (e) an equity investment by a commercial THIRD PARTY (but solely to the extent that such investment is at a price equal to or less than one hundred percent (100%) of the fair market value of stock sold or otherwise transferred in such investment). It is agreed that [***] shall not receive from [***] for any SUBLICENSE under this AGREEMENT, without the express prior written permission of DUKE, such approval not to be unreasonably withheld.
1.21	“TERRITORY” shall mean the world.

1.22	“THIRD PARTY” means any individual or other entity other than DUKE and/or OREXIGEN..

1.23	Where appropriate, words denoting a singular number only shall include the plural and vice versa.

1.24	Certain other defined terms shall have the meanings given them elsewhere in this AGREEMENT.
ARTICLE 2 — LICENSE
2.01	DUKE hereby grants to OREXIGEN and OREXIGEN hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, the exclusive right and sublicenseable license for the FIELD OF USE in the TERRITORY to practice under the DUKE PATENT RIGHTS to develop, make, have made, import, use, lease, offer for sale, sell, and distribute DUKE LICENSED PRODUCTS for the FIELD OF USE in the TERRITORY only, to develop, make, have made, import, use, lease, offer for sale, sell, and distribute DUKE LICENSED PROCESSES in/for the FIELD OF USE in the TERRITORY, and/or to develop, make, have made, perform, provide, import, use, lease, offer for sale, sell, and distribute DUKE LICENSED SERVICES in the FIELD OF USE in the TERRITORY only until the end of the term for which the DUKE PATENT RIGHTS are granted unless this AGREEMENT shall be sooner terminated according to the terms hereinafter provided.

2.02	DUKE hereby grants OREXIGEN and OREXIGEN and hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, the exclusive right and sublicenseable license for the FIELD OF USE in the TERRITORY to

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utilize the DUKE DATA in patent filings relating to and/or corresponding with the OREXIGEN PROVISIONAL and other OREXIGEN PATENT RIGHTS. Further, DUKE hereby grants OREXIGEN and OREXIGEN hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, the exclusive right and sublicenseable license for the FIELD OF USE in the TERRITORY to practice under DUKE’s rights in the OREXIGEN PATENT RIGHTS (as such rights of DUKE arise pursuant to Section 6.01(b) to develop, make, have made, import, use, lease, offer for sale, sell, and distribute OREXIGEN LICENSED PRODUCTS for the FIELD OF USE in the TERRITORY, to develop, make, have made, import, use, lease, offer for sale, sell, and distribute OREXIGEN LICENSED PROCESSES in/for the FIELD OF USE in the TERRITORY, and/or to develop, make, have made, provide, perform, import, use, lease, offer for sale, sell, and distribute OREXIGEN LICENSED SERVICES in the FIELD OF USE in the TERRITORY until the end of the term for which the OREXIGEN PATENT RIGHTS are granted unless sooner terminated according to the terms hereinafter provided.

2.03	Notwithstanding anything to the contrary in this AGREEMENT, it is understood and agreed that it shall be the responsibility of OREXIGEN to secure rights under any THIRD PARTY intellectual property rights that may be required to practice the technology and to exercise any and all of the rights granted under Sections 2.01 and 2.02. Further, OREXIGEN will use its best efforts to secure from any such THIRD PARTY a covenant not to sue DUKE, or any of its faculty, students, employees or agents, for any research and development efforts conducted at DUKE that resulted in the creation of any of the GADDE/KRISHNAN INVENTIONS and/or DUKE DATA and/or any licensing thereof, and any intellectual property or other rights arising therefrom, including, but not limited to, DUKE PATENT RIGHTS and DUKE’s rights in OREXIGEN PATENT RIGHTS.

2.04	All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall not be further sublicenseable without the express written approval of DUKE, such approval not to be unreasonably withheld. All SUBLICENSES will be assigned to DUKE in the event the AGREEMENT is terminated, subject to DUKE’s approval, such approval not to be unreasonable withheld or delayed. OREXIGEN shall use commercially reasonable efforts to enforce the terms of the SUBLICENSE agreements. OREXIGEN further agrees to provide DUKE with a copy of all SUBLICENSES within thirty (30) days of execution of each subject SUBLICENSE.

2.05	Notwithstanding anything to the contrary in this AGREEMENT, DUKE shall have the right to practice under the DUKE PATENT RIGHTS and under its rights to the OREXIGEN PATENT RIGHTS, for its own internal, non-commercial, educational, research and clinical purposes without restriction and without payment of royalties or other fees.

2.06	The licenses granted under this AGREEMENT will not be construed to confer any rights upon OREXIGEN by implication, estoppel or otherwise as to any data, technology, patents, patent applications or other property rights held by DUKE (solely or jointly) not specifically set forth herein, regardless of whether such property rights are dominant or subordinate to any of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS.

2.07	The license granted hereunder shall be subject to Public Law 96-517 and Public Law 98-260. Any right granted in this AGREEMENT which is greater than that permitted under Public Law 96-517 and Public Law 98-260 shall be modified as may be required to conform with the provisions of those laws.
ARTICLE 3 — LICENSE FEE, ROYALTIES AND OTHER FEES
3.01	In consideration of the rights granted to OREXIGEN pursuant to this AGREEMENT and subject to the terms and conditions of this AGREEMENT, OREXIGEN agrees to pay or otherwise compensate DUKE as follows:
(a)	Equity Consideration. OREXIGEN shall issue to DUKE eight hundred eighty five thousand, two hundred and forty-nine (885,249) shares of OREXIGEN common stock as represent, on a FULLY DILUTED BASIS, an amount not less than [***] percent ([***]%) of OREXIGEN’s common stock outstanding at the time of execution of this AGREEMENT (hereinafter referred to as “DUKE STOCK”). OREXIGEN shall issue DUKE STOCK directly to DUKE in the name of “Duke University” and shall deliver the DUKE STOCK to DUKE within thirty (30) days of the EFFECTIVE DATE. It is understood and agreed that [***] shall promptly reimburse [***] for any out-of-pocket costs (not to exceed [***] dollars ($[***]) incurred by [***] in effecting such transfer of DUKE STOCK to DUKE. It is further understood and agreed that, notwithstanding anything to the contrary in this AGREEMENT, such DUKE STOCK is non-refundable. It is understood and acknowledged that DUKE shall be treated as a founder of OREXIGEN and that the DUKE STOCK will be subject to the terms and conditions provided for in OREXIGEN’s Certificate of Incorporation and Bylaws, which are attached as APPENDIX B, and also subject to the Right of First Refusal and Co-Sale Agreement by and among OREXIGEN, DUKE, and other THIRD PARTY signatories thereto, the form of which is attached as APPENDIX F (the “RIGHT OF FIRST REFUSAL AGREEMENT”), and will be marketable by DUKE under the same conditions and subject to the same limitations as are the restricted shares of common stock of OREXIGEN held by any founder or equivalent.

Subject to the prior sentence, as well as restrictions on transfer set forth in the Right of First Refusal Agreement and the Securities Act of 1933, as amended, OREXIGEN will permit and promptly effect any request from DUKE to transfer any of the DUKE STOCK to any persons as DUKE will direct, and OREXIGEN, DUKE and such persons will execute such documents and instruments as are reasonably necessary to effect such transfer. In connection with the issuance of the DUKE STOCK, DUKE shall execute a Common Stock Purchase Agreement for the DUKE STOCK, in the form attached as APPENDIX E and the Right of First Refusal Agreement in the form attached as APPENDIX F. In the event that the Right of First Refusal Agreement is amended without the consent of Duke, Duke shall retain all rights set forth in Section 1 thereof regarding rights of first refusal as if such agreement had not been so amended. In addition, DUKE shall have the rights of a “Majority Holder” as set forth in Sections 2.1 and 2.2 of the Investors’ Rights Agreement by and among OREXIGEN and other THIRD PARTY signatories thereto, the form of which is attached as APPENDIX G (the “INVESTORS’ RIGHTS AGREEMENT”), so long as DUKE meets the definition of a “Major Holder” under the INVESTORS’ RIGHTS AGREEMENT and there has been no termination of the covenants of OREXIGEN pursuant to Section 2.3 thereunder. DUKE shall not be made a party to the INVESTORS’ RIGHTS AGREEMENT, but shall be conferred the benefits of a Majority Holder under Sections 2.1 and 2.2 of the INVESTORS’ RIGHTS AGREEMENT by the independent provisions of this Section 3.01(a).
(b)	Royalty on NET SALES of DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES. At the times and in the manner set forth hereinafter, OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall pay to DUKE a non-refundable running royalty of [***] percent ([***]%) on NET SALES of DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES (hereinafter such running royalty referred to as the “DUKE RUNNING ROYALTY”). Notwithstanding the foregoing, if OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) obtains from any THIRD PARTY any licenses and/or sublicenses for patent rights in order to practice DUKE PATENT RIGHTS in the FIELD OF USE or in order to develop, make, have made, use, import, offer for sale, sell, import, export or provide DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be), then OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall be entitled to credit its/their payment of additional running royalties to such THIRD PARTY(ies), if any, on DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be) against the DUKE RUNNING ROYALTY for the subject

DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period, provided that in no event shall the amount otherwise payable to DUKE as DUKE RUNNING ROYALTY be reduced to less than [***] percent ([***]%) for the subject DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period.

(c)	Royalty on NET SALES of OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and OREXIGEN LICENSED SERVICES. At the times and in the manner set forth hereinafter, OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall pay to DUKE a non-refundable running royalty of [***] percent ([***]%) on NET SALES of OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and OREXIGEN LICENSED SERVICES (hereinafter such running royalty referred to as the “OREXIGEN RUNNING ROYALTY”). Notwithstanding the foregoing, if OREXIGEN (and/or appertaining SUBLICENSEE(S), as the case may be) obtains from any THIRD PARTY any licenses and/or sublicenses for patent rights in order to practice OREXIGEN PATENT RIGHTS in the FIELD OF USE or in order to develop, make, have made, use, import, offer for sale, sell, import, export or provide OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES (as the case may be), then OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall be entitled to credit its/their payment of additional running royalties to such THIRD PARTY(ies), if any, on OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES (as the case may be) against the DUKE RUNNING ROYALTY for the subject OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period, provided that in no event shall the amount otherwise payable to DUKE as OREXIGEN RUNNING ROYALTY be reduced to less than [***] percent ([***]%) for the subject OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES (as the case may be) in the appertaining country(ies) during the appertaining time period.

(d)	Milestone Payments. OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall pay DUKE the following one-time, noncreditable, non-refundable payments within [***] ([***]) days of the first occurrence of each of the following milestones as relates to a DUKE LICENSED PRODUCT:

[***]

(e)	Royalty on SUBLICENSE REVENUES. OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall pay to DUKE a royalty of [***] percent ([***]%) on SUBLICENSING REVENUES.
3.02	Notwithstanding reports, correspondence or other communications from OREXIGEN, it is understood that DUKE shall, in accordance with its policies and procedures, apply any amounts received from OREXIGEN under the terms of this AGREEMENT as follows:
(a)	first to [***]; and

(b)	thereafter to [***] of this AGREEMENT.
Application of amounts received under (a) above shall in no respect alter the aggregate amount due to DUKE.

3.03	Notwithstanding anything to the contrary in this AGREEMENT, all payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government and which shall be paid by OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be).

3.04	All payments due from OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) pursuant to this AGREEMENT shall be due and payable in accordance with the terms and conditions of this AGREEMENT, and if a payment due pursuant to this AGREEMENT is not paid within [***] ([***]) days of the payment due date, then a late payment fee equal to [***] percent ([***]%) of such payment shall be added to the payment due; provided, however, in addition to the late fee described above, all past due payments shall bear interest at the [***] from the due date of such payment until paid. The payment of such interest and late fees shall not foreclose DUKE from exercising any other rights it may have as a consequence of the lateness of any payment.

3.05	No multiple royalties on NET SALES shall be payable to DUKE on a single LICENSED PRODUCT because its manufacture, use, lease, sale or practice are or shall be covered by more than one of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS.

3.06	All payments due to DUKE under this AGREEMENT shall be paid in United States Dollars in Durham, North Carolina, or at such place as DUKE may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with such payments due hereunder, such conversion shall be made by using the exchange rate prevailing at Wachovia Bank (N.A.) (or its successor, as the case may be) on the last business day of the reporting period to which such payments relate. If payments are made by wire, electronic or other transfer form for which a fee is charged (“PAYMENT TRANSFER FEES”), OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall be responsible for the full amount of such fees and shall promptly reimburse DUKE for DUKE’s payment of such reasonable PAYMENT TRANSFER FEES within [***] ([***]) days of invoice of the same from DUKE.

3.07	It is understood and acknowledged that in partial consideration for the licenses granted to OREXIGEN under this AGREEMENT, OREXIGEN has issued or will issue OREXIGEN stock to the INVENTORS. It is further understood and acknowledged that each of the INVENTORS has waived in writing in a form acceptable to DUKE, any and all rights which he may have to share, either individually (personally) or through his laboratory, under the Duke University Inventions, Patents and Technology Transfer Policy, in the equity, financial and other considerations that DUKE receives from LICENSEE, AFFILIATES, SUBLICENSEES, and/or any THIRD PARTIES as a result of this AGREEMENT, including, but not limited to, shares of DUKE STOCK (and any proceeds therefrom), royalties, fees, milestone payments and the like.

3.08	Payments due to DUKE pursuant to Sections 3.01(b), 3.01(d), 3.01(e), 6.02(a) and/or otherwise relating to DUKE PATENT RIGHTS shall cite “Duke File # 2081”. Payments due to DUKE pursuant to Sections 3.01(c), 3.01(e), 6.03 and/or otherwise relating to OREXIGEN PATENT RIGHTS shall cite “Duke File #2358”. All payments due to DUKE under this AGREEMENT shall be made payable to “Duke University.” Payments may be made by wire or electronic transfer, provided that an accompanying notice is delivered with reference to the pertinent DUKE file numbers and PAYMENT TRANSFER FEES associated with such wire or electronic transfer are paid in full by OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) at the time of such transfer or within thirty (30) days of receipt of invoice from DUKE for the same as set forth in Section 3.04. Such payments, as well as reports due to DUKE in accordance with Sections 5.02 and 5.03 shall be sent to DUKE at the following address:
For delivery via the U.S. Postal Service:
Duke University Office of Science and Technology
Attention: Financial Administrator
Box 90083 Duke University
Durham, NC 27708 USA
For delivery via nationally/internationally recognized courier:
Duke University Office of Science and Technology
Attention: Financial Administrator
2020 West Main Street, Suite 10
Durham, NC 27705 USA
For payment via wire transfer:
[***]
ARTICLE 4 — DUE DILIGENCE REQUIREMENTS
4.01	OREXIGEN shall use commercially reasonable efforts to bring LICENSED PRODUCTS to market through a thorough, vigorous and diligent program for exploitation of the DUKE PATENT RIGHTS and OREXIGEN PATENT RIGHTS, and to continue active, diligent marketing efforts for LICENSED PRODUCTS throughout the life of this AGREEMENT. The development and commercialization schedule set forth on attached APPENDIX C (hereinafter “COMMERCIALIZATION SCHEDULE”) is hereby agreed upon as a reasonable one to be followed. Variations from the schedule set forth in the COMMERCIALIZATION SCHEDULE must be expressly approved by DUKE in writing, such approval not to be unreasonably withheld. OREXIGEN may extend the targets through the payment to DUKE of a MAINTENANCE FEE of [***] [***] dollars ($[***]) for each year OREXIGEN desires to extend such targets (not to exceed a total extension period of [***] ([***]) years for any one such target), provided that each MAINTENANCE FEE payment is received by DUKE at least than [***] ([***]) days prior to the then applicable target date. However, if any of the targets set forth in the COMMERCIALIZATION SCHEDULE are not reached within the stated time periods set out in APPENDIX C, or within those amended periods of time approved in writing by Duke, and such targets are not extended by the payment of a MAINTENANCE FEE, then DUKE may, at its sole discretion, convert the exclusive licenses granted hereunder to non-exclusive licenses and DUKE may in its sole discretion require OREXIGEN (and/or its assignee(s), as the case may be) to assign to DUKE any SUBLICENSES for which exclusive rights have previously been granted and, in the event of such assignment(s), OREXIGEN’s rights under this AGREEMENT to such rights sublicensed exclusively to under the subject SUBLICENSES shall terminate as of the effective date of the appertaining assignment(s) to DUKE. For any rights that OREXIGEN may be permitted to retain, LICENSEE will still be responsible to DUKE for any royalty payments and payments with respect to non-royalty income.

4.02	During the term of this AGREEMENT, OREXIGEN will submit [***] progress reports to DUKE as set forth in Section 5.02. DUKE shall have the right to request [***] ([***]) [***] to discuss such information with representatives of OREXIGEN at mutually acceptable times and places. It is agreed that should any of [***] personnel be required by [***] to consult with [***] outside of [***], [***] will reimburse reasonable travel and living expenses incident thereto.
ARTICLE 5 — REPORTS AND RECORDS
5.01	OREXIGEN shall keep full, true and accurate books of accounts and other records containing all particulars which may be necessary to properly ascertain and verify the amounts payable to DUKE hereunder and shall require SUBLICENSEES, as the case may be, to do the same. Said books of account shall be kept at OREXIGEN’s (and/or SUBLICENSEES’) principal place of business or the principal place of business of the appropriate division of OREXIGEN (and/or SUBLICENSEE) to which this AGREEMENT relates. Said books and the supporting data shall be open at all reasonable times for [***] ([***]) years following the end of the calendar year to which they pertain, to the inspection of DUKE or its agents for the purpose of verifying the OREXIGEN’s (and/or SUBLICENSEE’s) royalty statement or compliance in other respects with this AGREEMENT. Should such inspection lead to the discovery of a greater than [***] percent ([***]%) discrepancy in reporting, OREXIGEN agrees to pay the full cost of such inspection in addition to any amounts due to DUKE, such amounts to be subject to the provisions of Section 3.04.

5.02	OREXIGEN shall report the status of development of each LICENSED PRODUCT [***] to DUKE by [***]. Such report shall include descriptions of OREXIGEN’s (and/or SUBLICENSEES’s plans and commercially reasonable estimated timeframes for testing, development, governmental approvals and marketing/sale of each LICENSED PRODUCT.

5.03	After the first commercial sale of a LICENSED PRODUCT, and in addition to the reports required under Section 5.02, OREXIGEN shall render to DUKE prior to [***] a written account of the NET SALES of LICENSED PRODUCTS made during the prior [***] period ending [***], respectively, and shall simultaneously pay to DUKE the royalties due on such NET SALES in United States dollars. Reports tendered shall include the calculation of royalties by product by country in substantially the format provided in APPENDIX D hereto. Further, OREXIGEN shall render to DUKE prior to [***] a written account of royalties on SUBLICENSE REVENUES due to DUKE for the prior [***] period ending [***], respectively, and shall simultaneously pay to DUKE the royalties due on such NET SALES in United States dollars.
ARTICLE 6 — PATENTS
6.01	Patent Prosecution
(a)	DUKE shall use its reasonable best efforts to have the prosecution of the DUKE PATENT RIGHTS transferred to OREXIGEN’S patent firm (Knobbe Martens Olson & Bear LLP, attn: Ned A. Israelsen, 550 West C Street, Suite 1200, San Diego, CA 92101, (619) 235-8550 (voice), (619) 235-0176 (fax), email nisraelsen@kmob.com) within [***] ([***]) days of the EFFECTIVE DATE so that OREXIGEN may assume primary responsibility for all activities associated with the prosecution and maintenance of the DUKE PATENT RIGHTS. OREXIGEN will use reasonable commercial efforts to file, prosecute and maintain the DUKE PATENT RIGHTS during the term of this Agreement. OREXIGEN will keep DUKE advised as to all developments with respect to any INITIAL DUKE PATENT APPLICATIONS, and/or applicable divisional, continuation, continuation-in-part and reissue application(s) within the scope of the DUKE PATENT RIGHTS (hereinafter, such INITIAL DUKE PATENT APPLICATIONS and applicable divisions, continuation, continuation-in-part, and reissue applications within the scope of the DUKE PATENT RIGHTS collectively referred to as “DUKE PATENT APPLICATIONS”). OREXIGEN shall keep DUKE advised as to the status of the DUKE PATENT RIGHTS and OREXIGEN’s designated patent attorneys will provide DUKE, in a timely manner, with copies of all official documents and correspondence relating to the prosecution, maintenance, and validity of the DUKE PATENT RIGHTS. OREXIGEN shall consult with DUKE in such prosecution and maintenance, shall diligently seek advice of DUKE on all matters pertaining to the DUKE PATENT RIGHTS, shall diligently seek strong and broad claims under the

DUKE PATENT RIGHTS, and shall not abandon prosecution of any DUKE PATENT RIGHTS or any of the claims of the DUKE PATENT RIGHTS without first notifying DUKE in a timely manner of OREXIGEN’s intention and reason therefore, and providing DUKE with reasonable opportunity to assume responsibility for prosecution and maintenance of the appertaining DUKE PATENT RIGHTS (which thereafter shall be subject to the provisions of Section 6.02(b) as regards status as DUKE PATENT RIGHTS and DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES and OREXIGEN’s rights therein). All decisions with respect to the prosecution of the DUKE PATENT RIGHTS by OREXIGEN pursuant to this Section 6.01(a) shall be made by OREXIGEN, subject to the approval of DUKE which approval shall not be unreasonably withheld or delayed. OREXIGEN’s obligations under this Section 6.01(a) shall include, without limitation, an obligation to inform DUKE in a timely manner (no less than [***] ([***]) days prior to the appertaining filing deadlines) that OREXIGEN will not pursue patents in any non-US country so that DUKE may pursue such patents if it so desires in which case from the date of such filing of such patent applications by DUKE shall not be considered DUKE PATENT RIGHTS and OREXIGEN shall be deemed to have forfeited all rights under this AGREEMENT to such patent applications and resulting patents. (APPENDIX A shall be deemed to be so amended.) For avoidance of doubt, it is understood that OREXIGEN shall assume direct and full responsibility for payment of expenses it incurs as a result of its assumption of responsibility for prosecution of DUKE PATENT RIGHTS under this Section 6.01(a).

(b)	OREXIGEN will control, and be responsible for, all filings, prosecution, and maintenance of the OREXIGEN PATENT RIGHTS. It is understood and acknowledged that OREXIGEN may use the DUKE DATA to support OREXIGEN PATENT RIGHTS, including, but not limited to the OREXIGEN PROVISIONAL and that Dr. Gadde shall be identified as a co-inventor of the OREXIGEN PROVISIONAL and such other patent filings relating to or corresponding with the OREXIGEN PROVISIONAL and other OREXIGEN PATENT RIGHTS for which Dr. Gadde is an inventor in accordance with appertaining patent law/regulations regarding inventorship. It is understood and acknowledged that DUKE shall be a co-owner of those OREXIGEN PATENT RIGHTS for which Dr. Gadde is an inventor and OREXIGEN shall take appropriate and necessary steps to effect such co-ownership. OREXIGEN shall keep DUKE advised as to the status of the OREXIGEN PATENT RIGHTS by providing to DUKE, in a timely manner, with copies of all official documents and correspondence relating to the prosecution, maintenance, and validity of the OREXIGEN PATENT RIGHTS. DUKE shall be offered the opportunity to make suggestions regarding the prosecution and maintenance of OREXIGEN PATENT RIGHTS, such suggestions to be given due consideration. However, notwithstanding the foregoing, it is understood that all decisions with respect to the prosecution and maintenance of the OREXIGEN PATENT RIGHTS shall be made by OREXIGEN.
6.02	Patent Costs.
(a)	During the term of this AGREEMENT, payment of all DUKE PATENT RIGHTS EXPENSES shall be the responsibility of OREXIGEN, whether such fees and costs were incurred before or after the EFFECTIVE DATE of this AGREEMENT. Notwithstanding anything to the contrary in this AGREEMENT, except as OREXIGEN declines interest in non-US patent pursuit, OREXIGEN shall be responsible for all DUKE PATENT RIGHTS EXPENSES associated with the preparation and filing of the PCT application(s) contained within the DUKE PATENT RIGHTS as well as all DUKE PATENT RIGHTS EXPENSES associated with pursuit and maintenance of the DUKE PATENT RIGHTS. Within [***] ([***]) days of the EFFECTIVE DATE of this AGREEMENT, OREXIGEN agrees to reimburse DUKE in the amount of nineteen thousand, eight hundred seventeen dollars and seventy-five cents (US$19,817.75) for DUKE PATENT RIGHTS EXPENSES which were incurred by DUKE, and for which attorney invoices were received and processed by DUKE, before the EFFECTIVE DATE. As regards all other DUKE PATENT RIGHTS EXPENSES, OREXIGEN agrees to pay such DUKE PATENT RIGHTS EXPENSES within [***] ([***]) days of receipt of an invoice for the same, and failure to pay such each such invoice within such thirty-day period shall be a default hereunder for which DUKE may terminate this AGREEMENT in accordance with Section 10.05. Notwithstanding the foregoing or anything else to the contrary in the AGREEMENT, if at any time OREXIGEN fails to reimburse DUKE for any DUKE PATENT RIGHTS EXPENSES within the thirty-day period following receipt of a subject invoice from DUKE, then henceforth during the term of this AGREEMENT, DUKE may, at its sole discretion, require OREXIGEN to make payment for estimated associated DUKE PATENT RIGHTS EXPENSES prior to incurring such DUKE PATENT RIGHTS EXPENSES, including, but without limitation, DUKE PATENT RIGHTS EXPENSES associated with national phase filings of DUKE PATENT APPLICATIONS, preparation and filing of responses to patent office actions on DUKE PATENT APPLICATIONS, etc., such requirement by DUKE not to preclude DUKE from exercising any other recourse it may have under this AGREEMENT as regards lack of prompt reimbursement of DUIKE PATENT RIGHTS EXPENSES by OREXIGEN.

(b)	If OREXIGEN decides to discontinue the financial support of the prosecution or maintenance of a subject DUKE PATENT APPLICATION or patent falling within the scope of DUKE PATENT RIGHTS, OREXIGEN will give DUKE timely written notice at least [***] ([***]) months in advance of the effective date of OREXIGEN’s decision and DUKE will be free to continue prosecution or maintain any such application(s)/patents, and to maintain any protection issuing thereon in the U.S. and in any foreign country at DUKE’s sole expense. In such instances, from the date of DUKE’s receipt of such written notice from OREXIGEN, such patent and/or DUKE PATENT APPLICATION shall no longer be considered to fall within the definition of DUKE PATENT RIGHTS (APPENDIX A shall be deemed to be so amended) and OREXIGEN shall forfeit all rights under this AGREEMENT to the subject issued patent(s) and/or subject DUKE PATENT APPLICATION and patent(s) arising from such PATENT APPLICATION. Accordingly, DUKE shall be free, at its sole discretion to license said patent(s) and patent application(s) to any THIRD PARTY or otherwise dispose of such patent(s) and patent applications(s) as it deems appropriate.
6.03	Payment of all OREXIGEN PATENT RIGHTS EXPENSES shall be the sole responsibility of OREXIGEN and OREXIGEN shall reimburse DUKE for any reasonable out-of-pocket expenses that DUKE may incur relating to the filing, prosecution, and/or maintenance of the OREXIGEN PATENT RIGHTS.

6.04	OREXIGEN agrees to mark the LICENSED PRODUCTS (as the case may be), and/or their containers, labels, and/or other packaging, in such a manner as to conform to the patent laws and practices of the country of manufacture or sale, as appropriate.
ARTICLE 7 — INFRINGEMENT OF THIRD-PARTY RIGHTS
7.01	In the event that DUKE or OREXIGEN is charged with infringement of a patent by a THIRD PARTY or is made a party in a civil action as a result of the activity of OREXIGEN and/or a SUBLICENSEE (and not from the activity of DUKE or its AFFILIATES other than the granting of this license to OREXIGEN) as a result (directly or indirectly) of the licenses granted hereunder to OREXIGEN, OREXIGEN:
(a)	must defend and/or settle any such claim of infringement or civil action;

(b)	must assume all costs, expenses, damages, and other obligations for payments incurred as a consequence of such charges of infringement and/or civil action;

(c)	must indemnify and hold DUKE harmless from any and all damages, losses, liability, and costs resulting from a charge of infringement or civil action which shall be brought against DUKE and attributable to technology added to, incorporated into or sold with a LICENSED PRODUCT by OREXIGEN, and/or SUBLICENSEE (as the case may be) or to manufacturing processes utilized by OREXIGEN or SUBLICENSEE (as the case may be); and

(d)	may, if such claim of infringement or civil action shall be based on patent claims contained in any pending or issued patent included in the DUKE PATENT RIGHTS, terminate this AGEEMENT effective immediately upon DUKE’s receipt of written notice of termination.
7.02	DUKE will give OREXIGEN reasonable assistance, at OREXIGEN’s expense, in the defense of any such infringement charge or lawsuit, as may be reasonably required. OREXIGEN shall reimburse DUKE for such expenses within [***] ([***]) days of receiving an invoice for the same.
ARTICLE 8 — INFRINGEMENT OF DUKE PATENT RIGHTS BY THIRD PARTIES
8.01	Each party to this AGREEMENT is obligated to inform the other promptly in writing of any alleged infringement of which it becomes aware and of any available evidence of infringement by a THIRD PARTY of any patents within the DUKE PATENT RIGHTS.

8.02	If during the term of this AGREEMENT, OREXIGEN becomes aware of any alleged infringement by a THIRD PARTY, OREXIGEN shall have the right, but not the obligation, to either:
(a)	settle the infringement suit by sub-licensing the alleged infringer or by other means; or

(b)	prosecute at its own expense any infringement of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS. In the event OREXIGEN prosecutes such infringement of DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS for which DUKE is a co-owner of one or more of the subject OREXIGEN PATENT RIGHTS, OREXIGEN may, for such purposes, request to use the name of DUKE as party plaintiff. DUKE, at its sole discretion, may agree to become a party plaintiff, and all costs associated therewith shall be borne by OREXIGEN.
8.03	In the event that OREXIGEN undertakes the enforcement and/or defense of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS by litigation, including any declaratory judgment action, the total cost of any such action commenced or defended solely by OREXIGEN shall be borne by OREXIGEN.

Any recovery of damages by OREXIGEN as a result of such action shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of OREXIGEN relating to the action, and second in satisfaction of unreimbursed legal expenses and attorneys’ fees of DUKE, if any, relating to the action. If applicable, OREXIGEN shall receive an amount equal to its lost profits, a reasonable royalty on sales of the infringer, or other measure of damages the court shall have applied, less a reasonable approximation of the royalties that OREXIGEN would have owed to DUKE on NET SALES that may have been made by OREXIGEN but, instead, were lost to the infringer, which amount shall be promptly paid by OREXIGEN to DUKE. Any balance remaining from such recovery shall be distributed between OREXIGEN and DUKE as follows: (i) OREXIGEN receiving seventy-five percent (75%) and DUKE receiving twenty-five percent (25%) as regards DUKE PATENT RIGHTS; and (ii) OREXIGEN receiving ninety percent (90%) and DUKE receiving ten percent (10%) as regards OREXIGEN PATENT RIGHTS.

8.04	In the event OREXIGEN does not undertake action to prevent the infringing activity within three (3) months of having been made aware and notified thereof, DUKE shall have the right, but not the obligation, to prosecute at its own expense any such infringements of the DUKE PATENT RIGHTS and, in furtherance of such right, DUKE may use the name of OREXIGEN as a party plaintiff in any such suit without expense to OREXIGEN. The total cost of any such infringement action commenced or defended solely by DUKE shall be borne by DUKE. Any recovery of damages by DUKE for any infringement shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of DUKE relating to the suit, and second toward reimbursement of OREXIGEN’s reasonable expenses, including reasonable attorneys’ fees, relating to the suit. Any balance remaining from such recovery shall be distributed between OREXIGEN and DUKE with DUKE receiving seventy-five percent (75%) and OREXIGEN receiving twenty-five percent (25%).

8.05	In any infringement suit instituted by either party to enforce the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS where DUKE is a co-owner of one or more of the subject OREXIGEN PATENT RIGHTS pursuant to this AGREEMENT, the other party hereto shall, at the request and expense of the party initiating such suit, reasonably cooperate in all respects and, to the extent reasonably possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

8.06	OREXIGEN has the sole right in accordance with the terms and conditions herein to sublicense any LICENSED PRODUCT to an alleged infringer under the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS in the TERRITORY in order to avoid infringement in the future.

8.07	Any of the foregoing notwithstanding, if at any time during the term of this AGREEMENT any of the DUKE PATENT RIGHTS are held invalid or unenforceable in a decision which is not appealable or is not appealed within the time allowed, OREXIGEN shall have no further obligations to DUKE with respect to its future use or sale of any DUKE LICENSED PRODUCT, DUKE LICENSED PROCESS, and/or DUKE LICENSED SERVICE covered solely by such DUKE PATENT RIGHTS, including the obligation of paying royalties. For avoidance of doubt it is understood and agreed that in such event, OREXIGEN shall not have any damage claim or any claim for refund or reimbursement against DUKE for any amounts previously paid to DUKE under this AGREEMENT, including, but not limited to, the payment of DUKE STOCK.
ARTICLE 9 — GOVERNMENT CLEARANCE, PUBLICATION, EXPORT
9.01	Insofar as such clearance is required, OREXIGEN agrees to use its best efforts to have the LICENSED PRODUCTS cleared for marketing in those countries in which OREXIGEN intends to sell LICENSED PRODUCTS by the responsible government agencies requiring such clearance. To accomplish said clearances at the earliest possible date, OREXIGEN agrees to file or have filed any necessary data with said government agencies as quickly as commercially reasonable. Should this AGREEMENT terminate in accordance with Section 10.02, 10.03, or 10.04, LICENSEE shall, within forty-five (45) days following such termination and at its own expense, assign to DUKE its full interest and title in and full documentation of (i) all market clearance applications (including all data relating thereto) which relate to DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES and (ii) all data that could relate to market clearance applications for DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES, including, but not limited to, all in vitro and in vivo pre-clinical data, pharmacology data, toxicology data, human data and the like. Notwithstanding anything to the contrary in this AGREEMENT, effective upon receipt of such information, data, etc. by DUKE, such information shall not be considered the confidential information of OREXIGEN under Article 11 but instead shall henceforth be considered the confidential information of DUKE and subject to the provisions of restricted use and non-disclosure set forth in Article 11.

9.02	It is understood and agreed that the right of publication/presentation of the DUKE PATENT RIGHTS shall reside in the INVENTORS, faculty, staff, and students of DUKE. OREXIGEN shall also have the right to publish and/or co-author any publication/presentation on the DUKE PATENT RIGHTS in accordance with academic custom. In the event that either one or more of the INVENTORS or OREXIGEN desires to so publish/present, the party desiring publication shall notify the other party of its desire to publish/present at least thirty (30) days in advance of each subject publication/presentation and shall furnish to the non-publishing party a written description of the subject matter of the

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publication/presentation in order to permit the non-publishing party to review and comment thereon, such obligation of notification of the publishing/presenting party and associated right of the non-publishing/presenting party to review and comment thereon to expire upon the [***] ([***]th) anniversary of the Effective Date.
9.03	This AGREEMENT is subject to all of the United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities and technology. It is understood that DUKE is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by OREXIGEN that OREXIGEN shall not export data or commodities to certain foreign countries without prior approval of such agency. DUKE neither represents that a license shall not be required nor that, if required, it shall be issued.
ARTICLE 10 — DURATION AND TERMINATION
10.01	This AGREEMENT shall become effective upon the EFFECTIVE DATE, and unless sooner terminated in accordance with any of the provisions herein, shall remain in full force and effect for the life of the last-to-expire of the patents included in the DUKE PATENT RIGHTS or OREXIGEN PATENT RIGHTS, whichever shall occur last.

10.02	Subject to the provisions of this AGREEMENT, DUKE may terminate this AGREEMENT in accordance with Section 10.05 if OREXIGEN fails to meet any of the development/commercialization milestones (as extended through the payment of MAINTENANCE FEES to DUKE by OREXIGEN) set forth in APPENDIX C unless DUKE expressly approves such variations in writing.

10.03	OREXIGEN may terminate this AGREEMENT by giving DUKE written notice at least [***] ([***]) months prior to the effective date of such termination. It is understood that OREXIGEN shall remain responsible for the timely payment of all amounts due DUKE under this AGREEMENT through the effective date of the termination.

10.04	Either party may immediately terminate this AGREEMENT for fraud, willful misconduct, or illegal conduct of the other party, in all such cases with respect to the subject matter of this AGREEMENT, upon written notice of same to that other party.

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10.05	If either party fails to fulfill any of its material obligations under this AGREEMENT including, but not limited to, lack of payment or failure to meet the provisions of Section 10.02, the non-breaching party may terminate this AGREEMENT, upon written notice to the breaching party, as provided below. Such notice must contain a full description of the event or occurrence constituting a breach of the AGREEMENT. The party receiving notice of the breach will have the opportunity to cure that breach within [***] ([***]) days of receipt of notice. If the breach is not cured within that time, the termination will be effective as of the [***] ([***]) day after receipt of notice. A party’s ability to cure a breach will apply only to the first [***] ([***]) breaches properly noticed under the terms of this AGREEMENT, regardless of the nature of those breaches. Any subsequent breach by that party will entitle the other party to terminate this AGREEMENT upon receipt of notice by the breaching party, where such notice must contain a full description of the event or occurrence constituting a breach of this AGREEMENT.

10.06	If during the term of this AGREEMENT, OREXIGEN shall become bankrupt or insolvent or if the business of OREXIGEN shall be placed in the hands of a receiver or trustee, whether by the voluntary act of OREXIGEN or otherwise, or if OREXIGEN shall cease to exist as an active business, this AGREEMENT shall immediately terminate.

10.07	Notwithstanding anything to the contrary in this AGREEMENT, neither expiration nor any termination of this AGREEMENT shall remove any financial obligations to DUKE which OREXIGEN incurred under this AGREEMENT prior to and as of the effective date of any expiration or termination.

10.08	On or before the effective date of any expiration or termination of this AGREEMENT, OREXIGEN shall cease the manufacture, use, practice, lease, and sale, offering, distribution, and other commercialization of DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES.

10.09	Within thirty (30) days of any expiration or termination of this AGREEMENT, OREXIGEN shall (i) return to DUKE or destroy, as directed by DUKE, all information, data, and any relevant materials provided to OREXIGEN during the term of this AGREEMENT and (ii) destroy all DUKE LICENSED PRODUCTS in a safe and legal manner. Further, OREXIGEN shall provide DUKE with a written statement signed by an authorized representative of OREXIGEN certifying the destruction of all DUKE LICENSED PRODUCTS in a safe and legal manner, as well as the destruction of said information data, and relevant materials if such instructions for destruction are given by DUKE.

10.10	The licenses granted to OREXIGEN pursuant to Section 2.02 shall survive termination of this AGREEMENT for any reason (as shall the appertaining

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obligations to DUKE, financial and otherwise) except for termination (i) under Section 10.04 for fraud, willful misconduct, or illegal conduct of OREXIGEN which is directly related to the licenses granted under Section 2.02, or to OREXIGEN PATENT RIGHTS, OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES; and/or (ii) under Section 10.05 for breaches by OREXIGEN directly related to the licenses granted under 2.02, or to OREXIGEN PATENT RIGHTS, OREXIGEN LICENSED PRODUCTS, OREXIGEN LICENSED PROCESSES, and/or OREXIGEN LICENSED SERVICES, including, but not limited to, lack or delayed remittance of payments due to DUKE under Sections 3.01(c), 3.01(e), 3,04, 3.06, and/or 6.03.
ARTICLE 11 — CONFIDENTIALITY
11.01	DUKE and OREXIGEN each agree to treat any confidential information disclosed to it by the other party under this AGREEMENT with reasonable care and to avoid disclosure of such information to any other person, firm or corporation, except AFFILIATES bound by the obligations of confidentiality and restricted use set forth in this Article 11, and either party shall be liable for unauthorized disclosure or failure to exercise such reasonable care. Further, the receiving party will not use the disclosing party’s confidential information other than for the benefit of the parties hereto and relating to this AGREEMENT. These obligations of non-disclosure and restricted use shall remain effect for each subject disclosure of confidential information for a period of time of [***] ([***]) years from such disclosure, however, neither party shall have an obligation, with respect to confidential information disclosed to it, or any part thereof, which:
(a)	is already known to the party at the time of the disclosure;

(b)	becomes publicly known without the wrongful act or breach of this AGREEMENT by the party;

(c)	is rightfully received by the party from a THIRD PARTY on a non-confidential basis;

(d)	is subsequently and independently developed by employees of the party who had no knowledge of the information, as verified by written records;

(e)	is approved for release by prior written authorization of the party disclosing the information; or

(f)	is disclosed pursuant to any judicial or government request, requirement or order, provided that the party so disclosing takes reasonable steps to provide the other party sufficient prior notice in order to contest such request, requirement or order and provided and provided that such

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions .

disclosed confidential information otherwise remains subject to the obligations of confidentiality set forth in this Article 11.
11.02	DUKE and OREXIGEN agree that any information to be treated as confidential information under this Article 11 must be disclosed in writing or other tangible medium and must be clearly marked “CONFIDENTIAL”. Confidential information disclosed orally must be summarized and reduced to writing or other tangible medium and communicated to the other party within thirty (30) days of such disclosure, and the other party agrees that such disclosed information shall be deemed confidential.

11.03	Notwithstanding the foregoing, OREXIGEN shall have the right to use and disclose any confidential information related to the DUKE PATENT RIGHTS to investors, prospective investors, employees, consultants and agents with a need to know, collaborators, prospective collaborators and other THIRD PARTIES in the chain of manufacturing and distribution provided that OREXIGEN obtains from such parties written confidentiality agreements, the provisions of which are at least as restrictive and protective of DUKE’s confidential information as those provided in this Article 11.

11.04	Notwithstanding anything to the contrary in this AGREEMENT, all information relating to filing, prosecution, maintenance, defense, infringement, and the like regarding the DUKE PATENT RIGHTS (no matter how disclosed) shall be considered the confidential information of DUKE and subject to the obligations of restricted use and non-disclosure set forth in this Article 11.
ARTICLE 12 — NOTICES
12.01	It shall be a sufficient giving of any notice, request, report, statement, disclosure or other communication hereunder if the party giving the same shall
(a)	hand deliver such communication; or

(b)	mail such a communication, postage prepaid, first class, certified mail; or

(c)	send such communication, shipping prepaid by national/international courier service to the party to receive such communication at the address given below or as given in Section 3.08, in the case of payments and/or reports due in accordance with Sections 3.01, 3.06, 3.08, 4.01, 4.02, 5.01, 5.02, 5.03, 6.02, 6.03, and 8.03or such other address as may hereafter be designated by notice in writing by the appertaining party.

DUKE	OREXIGEN

For delivery via the U.S. Postal Service

Office of Science and Technology	Orexigen Therapeutics, Inc.
Duke University	Attn: Chief Executive Officer
Attn: Agreement Coordinator	One Palmer Square, Suite 515
Box 90083	Princeton, NJ 08540 USA
Durham, NC 27708 USA

For delivery via nationally/internationally recognized courier

Office of Science and Technology	(same as above)
Duke University
Attn: Agreement Coordinator
2020 West Main Street, Suite 10
Durham, NC 27705 USA

cc: (if of a legal nature)
Office of University Counsel	Biotech Law Associates, P.C.
Duke University	Attn: Douglas A. Branch
2400 Pratt Street, Suite 4000	800 Research Parkway, Suite 310
Durham, North Carolina 27710	Oklahoma City, OK 73104
12.02	The date of giving any such notice, request, report, statement, disclosure or other communications, and the date of making any payment hereunder required (provided such payment is received), shall be the actual date of receipt.
ARTICLE 13 — ASSIGNMENT
13.01	This AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. However, OREXIGEN may not assign its rights in this AGREEMENT without approval by DUKE, such approval not to be unreasonably withheld. Notwithstanding the foregoing, a change of control transaction, merger, consolidation or sale of substantially all of the assets of OREXIGEN shall not be deemed an assignment for purposes of this clause and no consent of DUKE shall be required for such transactions.

ARTICLE 14 — INDEMNITY, INSURANCE, REPRESENTATIONS, STATUS
14.01	DUKE, and its trustees, officers, employees, faculty members, students, and agents (collectively, “DUKE Indemnitees”) will be indemnified, defended by counsel reasonably acceptable to DUKE, and held harmless by OREXIGEN and appertaining SUBLICENSEES, as the case may be, from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “CLAIMS”) based upon, arising out of, or otherwise relating to this AGREEMENT including, but not limited to, (i) any action relating to product liability, and (ii) any CLAIM that a LICENSED PRODUCT and/or practice of any of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS infringes the intellectual property of a THIRD PARTY. However, the foregoing indemnity shall not apply to CLAIMS to the extent that they are (x) caused by the gross negligence of DUKE, DUKE employees, DUKE faculty members, students, and/or agents acting solely within the performance of their respective responsibilities at DUKE, (y) caused by a material breach of this AGREEMENT by DUKE, and/or (z) pertain solely to claims that the activities of DUKE employees, faculty members, students, and/or agents in their performance of their respective responsibilities at DUKE (excluding any research or other responsibilities such individuals may have as a result of an association each may have with OREXIGEN and/or SUBLICENSEES) infringe the intellectual property of a THIRD PARTY.

14.02	OREXIGEN will purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against its liability under Section 14.01 above. Further, OREXIGEN will require that every SUBLICENSEE, purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against their respective liability as regards Section 14.01 above. It is understood and agreed that OREXIGEN and/or SUBLICENSEES (as the case may be) shall not be required to possess product liability insurance under this Section 14.02 until the first of the following to occur as regards OREXIGEN and/or appertaining SUBLICENSEES (i) commencement of clinical trials of DUKE LICENSED PRODUCT and/or OREXIGEN LICENSED PRODUCT; or (ii) commencement of sale, lease, or provision of LICENSED PRODUCTS (including, but not limited to provision of DUKE LICENSED SERVICES or OREXIGEN LICENSED SERVICES in connection with a clinical trial). DUKE shall have the right to ascertain from time to time that any required coverage under this Section 14.02 exists, such right to be exercised by DUKE in a reasonable manner.

14.03	DUKE MAKES NO REPRESENTATIONS NOR EXTENDS ANY WARRANTIES OF ANY KIND. IN PARTICULAR, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE USE OF THE DUKE PATENT RIGHTS AND/OR OREXIGEN PATENT RIGHTS DOES NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY DUKE OF THE VALIDITY OF ANY OF THE DUKE PATENT RIGHTS OR THE OREXIGEN PATENT RIGHTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF THE DUKE PATENT RIGHTS OR OREXIGEN PATENT RIGHTS. DUKE SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT. (FOR AVOIDANCE OF DOUBT, IT IS UNDERSTOOD AND AGREED THAT ANY SUCH ACTIVITY DESCRIBED IN THE PRECEDING SENTENCE BY ONE OR MORE OF THE INVENTORS OR ANY OTHER DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT SHALL BE DEEMED TO BE OUTSIDE THEIR RESPECTIVE CAPACITY AS A DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT, AS THE CASE MAY BE.) FURTHER, DUKE SHALL HAVE NO LIABILITY WHATSOEVER TO OREXIGEN, ITS AFFILIATES, SUBLICENSEES, OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON OREXIGEN OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:
(a)	the production, use, practice, offering, lease, or sale of any LICENSED PRODUCT;

(b)	the use of the DUKE PATENT RIGHTS and/or the OREXIGEN PATENT RIGHTS; or

(c)	any advertising or other promotional activities with respect to any of the foregoing.
14.04	Neither party hereto is an agent of the other party for any purpose whatsoever.

ARTICLE 15 — USE OF A PARTY’S NAME
15.01	Neither party will, without the prior written consent of the other party:
(a)	use in any publication, advertising, publicity, press release, promotional activity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, image, icon, or any abbreviation, contraction or simulation thereof owned by the other party;

(b)	use the name or image of any employee, faculty member, student, or agent of the other party in any publication, publicity, advertising, press release, promotional activity or otherwise; or

(c)	represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.
ARTICLE 16 — SEVERANCE AND WAIVER
16.01	Each clause of this AGREEMENT is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this AGREEMENT will not be affected thereby.

16.02	The failure of a party in any instance to insist upon the strict performance of the terms of this AGREEMENT will not be construed to be a waiver or relinquishment of any of the terms of this AGREEMENT, either at the time of the party’s failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.
ARTICLE 17 — TITLES
17.01	All titles and article headings contained in this AGREEMENT are inserted only as a matter of convenience and reference. They do not define, limit, extend or describe the scope of this AGREEMENT or the intent of any of its provisions.
ARTICLE 18 — SURVIVAL OF TERMS
18.01	The provisions of Sections 2.04, 2.07, 3.01(a), 3.01(b)-(e) (as regards financial obligations described therein incurred during the term of this Agreement), 3.03, 3.04, 3.06, 3.08, 5.01, 5.03 (as regards obligations for reports and payments due to Duke for activities occurring during the term of this Agreement) 6.02(a), 6.03, 9.01 (as regards assignment to Duke by Orexigen of full title and interest in and full documentation of said market clearance applications and all data that could relate to market clearance applications), 9.03, 10.07, 10.09, 10.10 and Articles 1, 7, 8 (to the extent, but only to the extent, that such infringement occurs during the term of this Agreement and excluding Section 8.06 which shall only apply during the term of this Agreement), 11, 12, 13, 14, 15, 16, 18 and 19 shall survive the expiration or termination of this AGREEMENT. (
ARTICLE 19 — GOVERNING LAW
19.01	This AGREEMENT shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina. Notwithstanding the foregoing, questions affecting the construction and effect of any patent in DUKE PATENT RIGHTS and OREXIGEN PATENT RIGHTS shall be determined by the law of the country in which the patent was granted.
ARTICLE 20 — ENTIRE UNDERSTANDING
20.01	This AGREEMENT represents the entire understanding between the parties, and supersedes all other agreements, express or implied, between the parties concerning the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.
[Signature page follows

     IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT on the dates set forth below.

DUKE UNIVERSITY		OREXIGEN THERAPEUTICS, INC.

By:	/s/ Robert L. Taber	By:	/s/ John F. Crowley

Robert L. Taber, Ph.D.		John F. Crowley
Vice Chancellor, Science and		President and Chief Executive Officer
Technology Development

Date: 4/2/04		Date: 3/31/04
Read and Understood by the INVENTORS

By:	/s/ Kishore Gadde

Kishore Gadde, M.D.

Date:	19 April 2004

By:	/s/ Ranga Krishnan

Ranga Krishnan, M.B., Ch.B.

Date:	19/4/04

APPENDICES
APPENDIX A—DUKE PATENT RIGHTS
APPENDIX B—ARTICLES OF INCORPORATION AND BY-LAWS
APPENDIX C—COMMERCIALIZATION SCHEDULE
APPENDIX D—ROYALTY REPORT FORM (SAMPLE)
APPENDIX E—COMMON STOCK PURCHASE AGREEMENT
APPENDIX F—RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
APPENDIX G—INVESTOR RIGHTS AGREEMENT

APPENDIX A
DUKE PATENT RIGHTS
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions .

APPENDIX B
CERTIFICATE OF INCORPORATION AND BY-LAWS
[Attached]

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OREXIGEN THERAPEUTICS, INC.
(incorporated on September 12, 2002)
ARTICLE 1
     The name of the corporation is Orexigen Therapeutics, Inc.
ARTICLE 2
     The address of the registered office of the corporation in the State of Delaware is to be located at 1201 North Market Street, P.O. Box 1347, in the City of Wilmington, County of New Castle, Zip Code 19801. The registered agent in charge thereof is Delaware Corporation Organizers, Inc.
ARTICLE 3
     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
ARTICLE 4
     A. Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which this corporation is authorized to issue is Twenty-Nine Million Four Hundred Six Thousand Seven Hundred Eighty-One (29,406,781) shares each having a par value of one tenth of one cent ($0.001) per share. Twenty Million (20,000,000) shares shall be Common Stock and Nine Million Four Hundred Six Thousand Seven Hundred Eighty-One (9,406,781) shares shall be Preferred Stock. The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation shall consist of the “Series A Preferred Stock.”
     Nine Million Four Hundred Six Thousand Seven Hundred Eighty-One (9,406,781) shares are designated “Series A Preferred Stock.” The Series A Preferred Stock is sometimes referred to as the “Preferred Stock.”
     B. Preferred Stock. The powers, preferences, rights, restrictions, and other matters relating to each series of Preferred Stock are as follows:
          1. Dividends.
               a. The holders of the Preferred Stock shall be entitled to receive in any fiscal year of this corporation, out of any assets legally available therefor, dividends at the rate of eight percent (8%) of the applicable Original Issue Price (as defined herein) per share of Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum payable out of funds legally available therefor. The “Original Issue Price” of the Series A Preferred Stock shall be $1.18 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Original Issue Price”). Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall be non-cumulative.
     No dividends (other than those payable solely in the Common Stock of the corporation for which adjustments to the respective Conversion Prices (as defined below) are effected in accordance with Section 5(f) below) shall be paid on any shares of Common Stock of the corporation during any fiscal year of the corporation until dividends at an equal rate on each share of Preferred Stock shall have been paid or declared and set apart during that fiscal year and any prior year in which dividends accumulated but remain unpaid.
     b. In the event the corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Preferred Stock were the holders of the number of shares of Common Stock of the corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.
          2. Liquidation Preference
               a. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of shares of Preferred Stock shall be entitled to receive, on a pari passu basis and prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common Stock by reason of their ownership thereof, an amount equal to the Original Issue Price for each share of Preferred Stock then held by such holder, plus all accrued or declared but unpaid dividends on each such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.
               b. After payment to the holders of the Preferred Stock of the amounts set forth in Article 4(B)(2)(a) above, the entire remaining assets and funds of the corporation legally available for distribution, if any, shall be distributed ratably among the holders of the Common Stock.
               c. Each holder of an outstanding share of Preferred Stock shall be deemed to have consented, for purposes of Section 160 of the General Corporation Law of the Delaware (and, if applicable, Sections 502, 503 and 506 of the California Corporations Code), to distributions made by this corporation in connection with the repurchase of shares of Common Stock at a price per share no greater than cost issued to or held by employees or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between this corporation and such persons provided that such repurchases are effected in accordance with Section 6(a)(7) below.
               d. A sale, conveyance or disposition (in one or a series of related transactions) of all or substantially all of the assets of this corporation, a grant of an exclusive license or other transfer (in one or a series of related transactions) of all or substantially all of the corporation’s intellectual property or a consolidation or merger of this corporation with or into any other entity or entities, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Article (4)(B)(2); provided, however, that a consolidation or merger involving this corporation shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Article (4)(B)(2)(d) if following completion of the transaction, the holders of shares of this corporation immediately prior to the transaction own shares which represent at least a majority of the voting power of the surviving corporation.
               e. Whenever the distribution provided for in this Article 4(B)(2) shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or property. Any securities shall be valued as follows:
                    (i) Freely traded securities:
                         (A) If traded on a securities exchange or through the NASDAQ National Market, the value shall be based on the formula specified in the definitive agreements for the deemed liquidation transaction(s) or if no such formula exists, then the value of such securities shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;
                         (B) If actively traded over-the-counter but not on the NASDAQ National Market, the value shall be based on the formula specified in the definitive agreements for the deemed liquidation transaction(s) or if no such formula exists, then the value of such securities shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and
                         (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock, voting together as a single class and on an as-converted to Common Stock basis.
                    (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) above to reflect the approximate fair market value thereof, as mutually determined by the corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock, voting together as a single class and on an as-converted to Common Stock basis.
                    (iii) In the event the requirements of this Section 2 are not complied with, this corporation shall forthwith either:

                         (A) cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or
                         (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(e)(iv) below.
                    (iv) This corporation shall give each holder of record of Preferred Stock written notice of such impending transaction within ten (10) days after the Board of Directors approves such transaction or within ten (10) days after the commencement of any involuntary proceeding, whichever is earlier. Such written notice shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of the Preferred Stock that are entitled to such notice rights or similar notice rights and that represent a majority of the voting power of all such outstanding shares of Preferred Stock, voting together as a single class and on an as-converted to Common Stock basis.
          3. Redemption of Series A Preferred Stock.
               a. At the election of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, this corporation shall redeem, at any time after the fifth (5th) anniversary of the Original Issue Date (as defined below), on the date specified in a written notice from the required holders of Series A Preferred Stock (which redemption date shall be no earlier than sixty (60) days after the date of the notice) (the “Redemption Date”), all shares of Series A Preferred Stock then outstanding as of the Redemption Date by paying in cash therefor, the Series A Original Issue Price for each share of Series A Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all declared but unpaid dividends on such shares. Notwithstanding the provisions of this Article (4)(B)(3), this corporation will not be required to redeem shares in any calendar quarter to the extent funds are not legally available. If funds are not legally available to consummate a redemption under this Article (4)(B)(3), this corporation shall redeem the maximum number of shares for which funds are legally available on a pro rata basis from each holder of Series A Preferred Stock then outstanding and will continue to do so each calendar quarter thereafter until the total number of shares that it has redeemed is equal to the total number of shares that it would have redeemed at such time as if it had redeemed in accordance with the provisions of this Article (4)(B)(3).
               b. This corporation shall give notice by certified mail, postage prepaid, return receipt requested, to the holders of record of Series A Preferred Stock to be redeemed, such notice to be addressed to each holder at the address shown in this corporation’s records, which notice shall specify the date of redemption, the number of shares of Series A Preferred Stock to be redeemed, and the date on which conversion rights terminate. Such notice shall be given no more than sixty (60) but no less than thirty (30) days prior to the date fixed for redemption. On or after the date of redemption as specified in such notice, each holder shall surrender its or his certificate (or comply with applicable lost certificate provisions) for the number of shares to be redeemed as stated in the notice to this corporation at the place specified in such notice. If less than all of the shares represented by such certificate are redeemed, a new certificate shall forthwith be issued for the unredeemed shares. Provided such notice by this corporation is duly given, and provided that on the Redemption Date specified there shall be a source of funds legally available for such redemption, then all rights with respect to such shares shall, after the specified Redemption Date, terminate, whether or not said certificates have been surrendered, excepting only in the right of the holder to receive the redemption price thereof, without interest, upon such surrender (or compliance with lost certificate provisions).
          4. Voting Rights.
               a. Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
               b. The holders of a majority of the Preferred Stock, voting together as a single class on as-converted basis, shall be entitled to elect three (3) members of the Board of Directors at each meeting or pursuant to each consent of the corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. The holders of a majority of the Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors at each meeting or pursuant to each consent of the corporation’s stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director. The holders of a majority of the Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect the remaining member or members of the Board of Directors at each meeting or pursuant to each consent of the corporation’s stockholders for the election of director, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.
          5. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
               a. Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as provided herein.

               b. Conversion of Preferred Stock. Each share of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion of a share of Series A Preferred Stock shall be determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined herein) in effect at the time that the certificate is surrendered for conversion.
               c. Conversion Price. The conversion price for the Series A Preferred Stock shall initially be $1.19, subject to adjustment as hereinafter provided (the “Series A Conversion Price”).
               d. Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Price upon the earlier to occur of: (i) the date specified by written consent or agreement of holders of at least a majority of the shares of Preferred Stock then outstanding, voting together as a single class and on an as-converted to Common Stock basis, or (ii) immediately upon the closing of the sale of the corporation’s Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), with aggregate offering proceeds to the corporation (before deduction for underwriters’ discounts and expenses relating to the issuance) of at least $30,000,000 and a public offering price per share that is not less than $3.60 (as adjusted for any stock dividends, stock splits, recapitalizations or the like).
               e. Mechanics of Conversion.
                    (i) Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, (or comply with applicable lost certificate provisions) at the office of the corporation or of any transfer agent for such stock, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock (together with a certificate for any shares of Preferred Stock not converted, if applicable) to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date (i) of surrender of the shares of Preferred Stock to be converted or (ii) specified in Section 5(d), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
                    (ii) If the conversion is in connection with an underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               f. Adjustments to Conversion Price for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this corporation at any time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A Conversion Price prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.
               g. Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Article 4(B)(5)(f) above or a deemed liquidation transaction(s) referred to in Article 4(B)(2)(c) above), the Series A Conversion Price, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before such reorganization or reclassification.
               h. Adjustments for Issuance of Additional Equity Securities:
                    (i) Special Definitions. For purposes of this Section 5(h), the following definitions shall apply:
                         (A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.
                         (B) “Original Issue Date” shall mean the date on which a share of Series A Preferred Stock was first issued.
                         (C) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.
                         (D) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(h)(iii) below, deemed to be issued)

by the corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:
                              (I) upon the conversion of shares of Series A Preferred Stock or as a dividend or distribution on Series A Preferred Stock;
                              (II) pursuant to the acquisition of another corporation or entity by the corporation by way of merger, purchase of all or substantially all of the assets of the other corporation or stock for stock exchange approved by the Board of Directors;
                              (III) to officers, directors or employees of, or consultants to, the corporation or a subsidiary under a stock option or other equity incentive plan or agreement approved by and in a manner determined by the Board of Directors (including stock grants to officers, directors, employees or consultants);
                              (IV) upon the closing of a public offering of the corporation’s securities pursuant to the Securities Act in which all shares of Preferred Stock are automatically converted to Common Stock pursuant to Section 5(d) hereof;
                              (V) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock for which adjustment is otherwise made pursuant to this Section 5; or
                              (VI) Options or Convertible Securities, issued not primarily for equity financing purposes to financial institutions, strategic partners or lessors in connection with commercial credit arrangements, equipment financings, debt financings, strategic partnerships, research and development partnerships, licensing or collaborative arrangements or similar transactions approved by the Board of Directors.
                    (ii) No Adjustment of Conversion Price. No adjustment in the Series A Conversion Price shall be made, unless the consideration per share (determined pursuant to Section 5(h)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Series A Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.
                    (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(h)(v) hereof) of such Additional

Shares of Common Stock would be less than the Series A Conversion Price in effect on the date of, and immediately prior to, the deemed issuance, or such record date, as the case may be, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:
                         (A) No further adjustment in the Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;
                         (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;
                         (C) Upon the expiration of any such Options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities;
                         (D) No readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (a) the Series A Conversion Price on the original adjustment date and (b) the Series A Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;
                         (E) In the case of any Options which expire by their terms not more than ninety (90) days after the date of issue thereof, no adjustment of the Series A Conversion Price shall be made until the expiration or exercise of all such Options issued on the same date, whereupon such adjustment shall be made in the manner provided in clause (C) above; and
                         (F) If such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefore, the adjustments previously made in the Series A Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection 5(h)(iii) as of the actual date of their issuance.

                    (iv) Adjustment of the Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. Subject to the provisions of Section 5(h)(ii) and 5(h)(v), in the event the corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(h)(iii)), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Section 5(f)), without consideration or for a consideration per share less than the Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price shall be reduced concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying the Series A Conversion Price by a fraction, (x) the numerator of which shall be the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Series A Conversion Price and (y) the denominator of which shall be the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.
     Notwithstanding the foregoing, the Series A Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.
                    (v) Determination of Consideration. For purposes of this Section 5(h), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:
                         (A) Cash and Property. Such consideration shall:
                              (I) insofar as it consists of cash, be computed at the aggregate of cash received by the corporation, excluding amounts paid or payable for accrued interest or accrued dividends;
                              (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the corporation; and
                              (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the corporation.
                         (B) Options and Convertible Securities. The consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(h)(iii), relating to Options and Convertible Securities, shall be determined by dividing:
(x)	the total amount, if any, received or receivable by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(y)	the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.
               i. Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Article 4(B)(5), the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate executed by the corporation’s President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Preferred Stock.
               j. Notices of Record Date. In the event that the corporation shall propose at any time: (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its assets, or to grant an exclusive license or otherwise transfer all or substantially all of its intellectual property or to liquidate, dissolve or wind up;
     Then, in connection with each such event, the corporation shall send to the holders of Preferred Stock: (1) at least twenty (20) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (iii) and (iv) above; and (2) in the case of the matters referred to in (iii) and (iv) above, at least twenty (20) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).
               k. Issue Taxes. The corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Preferred Stock pursuant hereto; provided, however, that the corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.
               l. Reservation of Stock Issuable Upon Conversion. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.
               m. Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of a series of Preferred Stock by a holder thereof shall be aggregated on a series basis for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the corporation).
               n. Notices. Any notice required by the provisions of this Article 4(B)(5) to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.
          6. Protective Provisions.
               a. So long as at least Two Hundred Fifty Thousand (250,000) shares of Preferred Stock (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) remain outstanding, the corporation shall not, (whether by reorganization, recapitalization, transfer of assets, consolidation, merger, amendment, dissolution, issuance or sale of securities or any other action) without the vote or written consent by the holders of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class and on an as-converted to Common Stock basis:
                    (i) Authorize or issue, or obligate itself to issue, any other security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges senior to or on parity with any series of Preferred Stock;
                    (ii) Increase or decrease the authorized number of shares of Preferred Stock (or any series) or Common Stock;
                    (iii) Take any action which would result in a liquidation, dissolution or winding up of the corporation (including any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up if this corporation pursuant to the terms hereof;
                    (iv) Amend the corporation’s Certificate of Incorporation or Bylaws in any way, or take any other action that would adversely affect the rights, preferences, privileges or restrictions of the Preferred Stock or any series of Preferred Stock, whether by merger, consolidation, amendment or otherwise;
                    (v) Pay or declare any dividend;
                    (vi) Take any action which would result in the taxation of holders of Preferred Stock under Internal Revenue Code Section 305;
                    (vii) Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to (i) the repurchase of shares of Common Stock approved by the Board of Directors from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares at no greater than cost upon the termination of employment or other provision of services to this corporation or (ii) the redemption of any share or shares of Series A Preferred Stock in accordance with Article 4 (B)(3);
                    (viii) Cause the corporation to acquire, merge or consolidate with or into any corporation or purchase all or substantially all of the assets, business or property of any corporation or permit any subsidiary to do so;
                    (ix) Effect a change in the name of the corporation;
                    (x) Amend this Section 6
                    (xi) change the authorized number of directors of the Board of Directors;

                    (xii) encumber all or substantially all of the Corporation’s property or business;
               b. The corporation shall not (whether by any reorganization, recapitalization, transfer of assets, consolidation, merger, amendment, dissolution, issuance or sale of securities or any other action) without the vote or written consent by the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a separate series and on an as-converted to Common Stock basis: (i) increase or decrease the authorized number of shares of the Series A Preferred Stock; or (ii) amend the corporation’s Certificate of Incorporation or Bylaws in any way, or take any other action that would adversely affect the rights, preferences, privileges or restrictions of the Series A Preferred Stock, whether by merger, consolidation, amendment or otherwise.
          7. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the corporation by reason of purchase, conversion, redemption or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the corporation shall be authorized to issue. This Certificate of Incorporation shall be appropriately amended to effect the corresponding reduction in corporation’s capital stock
     C. Common Stock.
          1. Dividend Rights. Subject to the prior rights of the holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets or the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
          2. Liquidation Rights. Upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed as provided in Article 4(B)(2) hereof.
          3. Redemption. The Common Stock shall not be redeemable.
          4. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
ARTICLE 5
     A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director in accordance with and to the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be (including without limitation their heirs, executors and administrators) amended.
     The corporation shall indemnify each of the corporation’s directors and officers in each and every situation where, under Section 145 of the Delaware General Corporation Law, as

amended from time to time (“Section 145”), the corporation is permitted or empowered to make such indemnification. The corporation may, in the sole discretion of the Board of Directors of the corporation, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by Section 145. The corporation shall promptly make or cause to be made any determination required to be made pursuant to Section 145.
     Any repeal or modification of the foregoing provisions of this Article 5 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.
ARTICLE 6
     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.
ARTICLE 7
     Election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide. The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the corporation.
ARTICLE 8
     The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by, or in the manner provided in, the Bylaws or in an amendment thereof duly adopted by the Board of Directors or by the stockholders or by resolution of the Board of Directors.
ARTICLE 9
     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.
ARTICLE 10
     Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the corporation.
ARTICLE 11
     The corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation which restates and amends, the provisions of the Certificate of Incorporation of the corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and has been executed by its President this 20th day of January, 2004.

OREXIGEN THERAPEUTICS, INC.
/s/ John F. Crowley
John F. Crowley,
President and Chief Executive Officer

APPENDIX B
OREXIGEN THERAPEUTICS, INC.
BY-LAWS
ARTICLE 1 — STOCKHOLDERS
     Section 1: Annual Meeting.
     An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders or, if no such meeting has been held, the date of Incorporation.
     Section 2: Special Meetings.
     Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors or the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix.
     Section 3: Notice of Meetings.
     Notice of the place, if any, date, and time of all meetings of the stockholders and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).
     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
     Section 4: Quorum.
     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.
     Section 5: Organization.
     Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.
     Section 6: Conduct of Business.
     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
     Section 7: Proxies and Voting.
     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
     The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.
     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.
     Section 8: Stock List.

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law.
     The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.
     Section 9: Consent of Stockholders in Lieu of Meeting.
     Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section to the extent permitted by law. Any such consent shall be delivered in accordance with Section 228(d)(1) of the Delaware General Corporation Law.
     Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
ARTICLE II — BOARD OF DIRECTORS
     Section 1: Number and Term of Office.
     The number of directors who shall constitute the whole Board of Directors shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be two (2). Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.
     Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.
     Section 2: Vacancies.
     If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.
     Section 3: Regular Meetings.
     Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.
     Section 4: Special Meetings.
     Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the

President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
     Section 5: Quorum.
     At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.
     Section 6: Participation in Meetings By Conference Telephone.
     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.
     Section 7: Conduct of Business.
     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
     Section 8: Compensation of Directors.
     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.
ARTICLE III — COMMITTEES
     Section 1: Committees of the Board of Directors.
     The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
     Section 2: Conduct of Business.
     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
ARTICLE IV — OFFICERS
     Section 1: Generally.
     The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.
     Section 2: President.
     The President shall be the chief executive officer of the Corporation. Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.
     Section 3: Vice President.
     Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
     Section 4: Treasurer.
     The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.
Section 5: Secretary.
     The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.
     Section 6: Delegation of Authority.
     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
     Section 7: Removal.
     Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.
     Section 8: Action with Respect to Securities of Other Corporations.
     Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and ail rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V — STOCK
     Section 1: Certificates of Stock.
     Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.
     Section 2: Transfers of Stock.
     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.
     Section 3: Record Date.
     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.
     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
     In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, (including by telegram, cablegram or other electronic transmission as permitted by law), the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Article I, Section 9 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by consent of the stockholders without a meeting, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
     Section 4: Lost, Stolen or Destroyed Certificates.
     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.
     Section 5: Regulations.
     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.
ARTICLE VI — NOTICES
     Section 1: Notices.
     If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.
     Section 2: Waivers.
     A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.
ARTICLE VII — MISCELLANEOUS
     Section 1: Facsimile Signatures.
     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
     Section 2: Corporate Seal.
     The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
     Section 3: Reliance upon Books, Reports and Records.
     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
     Section 4: Fiscal Year.
     The fiscal year of the Corporation shall be as fixed by the Board of Directors.
     Section 5: Time Periods.
     In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
ARTICLE VIII — INDEMNIFICATION OF DIRECTORS AND OFFICERS
     Section 1: Right to Indemnification.
     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee, or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
     Section 2: Right to Advancement of Expenses.
     In addition to the right to indemnification conferred in Section 1 of this ARTICLE VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.
     Section 3: Right of Indemnitee to Bring Suit.
     If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.
     Section 4: Non-Exclusivity of Rights.
     The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of

Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.
     Section 5: Insurance.
     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
     Section 6: Indemnification of Employees and Agents of the Corporation.
     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
     Section 7: Nature of Rights.
     The rights conferred upon indemnitees in this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this ARTICLE VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.
ARTICLE IX — AMENDMENTS
     These By-laws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

September 15, 2003
          The Company’s Bylaws were amended on September 15, 2003 by the adoption of the following resolution by the Board of Directors:
RESOLVED, that the first sentence of Section 1 of the By-laws of the Company be, and hereby is, amended to read in its entirety as follows:

“The number of directors who shall constitute the whole Board of Directors shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be three (3).”

January 14, 2004
          The Company’s Bylaws were amended on January 13, 2004 by the adoption of the following resolution by the Board of Directors:
RESOLVED, that pursuant to Article IX of the By-laws of the Corporation (the “By-laws”), Article I, Section 2 of the By-laws is hereby replaced in its entirety to read as follows:
     “Section 2: Special Meetings.
     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s Certificate of Incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning at least ten percent (10%) in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Such request shall state the purpose or purposes of the proposed meeting.”
     RESOLVED, FURTHER, that pursuant to Article IX of the By-laws, the first sentence of Article II, Section 1 of the By-laws is hereby replaced in its entirety to read as follows:
     “The number of directors who shall constitute the whole Board of Directors shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be five (5).”
     RESOLVED, FURTHER, that pursuant to Article IX of the By-laws, the first sentence of Article II, Section 2 of the By-laws is hereby replaced in its entirety to read as follows:
     “Section 2: Vacancies.
     Unless otherwise provided for in the Corporation’s Certificate of Incorporation, if the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term until his or her successor is elected and qualified.”
     RESOLVED, FURTHER, that pursuant to Article IX of the By-laws, Article II, Section 4 of the By-laws is hereby replaced in its entirety to read as follows:
     “Section 4: Special Meetings.

     Special meetings of the Board of Directors may be called from time to time by two (2) directors then in office (regardless of the number of directors constituting the whole Board of Directors) or by the President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or be telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.”
* * *

APPENDIX C
COMMERCIALIZATION SCHEDULE
The dates for meeting the milestones set forth in Section 3.06(d) shall be as follows:
•	Section 3.06(d)(i): [***]

•	Section 3.06(d)(ii): [***]

•	Section 3.06(d)(iii): [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions .

APPENDIX D
ROYALTY REPORT FORM (SAMPLE)
(attached)

APPENDIX D
[***] royalty report
for period beginning                      and ending
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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
								[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
										[***]	[***]	[***]
[***]
[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX E
COMMON STOCK PURCHASE AGREEMENT
(attached)

OREXIGEN THERAPEUTICS , INC.
COMMON STOCK PURCHASE AGREEMENT
          THIS COMMON STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into as of March           , 2004, by and between OREXIGEN THERAPEUTICS, INC., a Delaware corporation (the “Company”), and DUKE UNIVERSITY (“Duke”).
RECITALS
          WHEREAS, the Company and Duke are currently herewith entering into that certain License Agreement (the “License Agreement”) dated as of                     , 2004, for the license of certain technology and intellectual property (the “Licensed Technology”) more specifically described in the License Agreement in exchange for the issuance of shares of the common stock of the Company; and
          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the Company and Duke, and the mutual covenants, agreements and warranties contained herein, the parties hereto agree as follows:
1. Sale of the Common Stock. Concurrently herewith, the Company is issuing to Duke an aggregate of                      (          ) shares of the Company’s Common Stock, par value $.001 per share (the “Shares”), in consideration for the license to the Company of the Licensed Technology pursuant to the License Agreement and is delivering to each of Duke a stock certificate registered in such name evidencing the number of shares of the Shares being acquired by Duke as more specifically described on the signature page hereto, the receipt of which stock certificates and the execution and delivery by the Company of the License Agreement are hereby acknowledged by each of Duke. Concurrently herewith, Duke has executed and delivered to the Company the License Agreement, receipt of which is hereby acknowledged by the Company.
2. Representations and Warranties of the Company. The Company hereby represents and warrants to Duke as of the date of this Agreement as follows:
     2.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement.
     2.2 Authorization; Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the

Company hereunder, and the sale and delivery of the Shares being sold hereunder, has been taken and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) as to rights to indemnity and contribution that may be limited by applicable laws.
     2.3 Valid Issuance of Common Stock. The Shares that are being purchased by Duke hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and non-assessable.
3. Representations and Warranties of Duke. Duke hereby represents and warrants to the Company as of the date of this Agreement as follows:
     3.1 Registration. Duke understands that the Shares have not been registered under the Securities Act of 1993, as amended (the “Securities Act”) or qualified under California securities laws and are being offered and sold pursuant to exemptions from registration contained in the Securities Act and exemptions froth the qualification requirements under California securities laws based on the representations of Duke contained herein.
     3.2 No Solicitation. Duke knows of no public solicitation or advertisement of an offer in connection with the proposed sale and issuance of the Common Stock.
     3.3 Purchased Entirely For Own Account. Duke is acquiring the Shares for investment purposes only and not as a nominee and not with a view to or for resale in connection with any distribution of any of the Shares. Duke understands that it must bear the economic risk of this investment indefinitely unless the shares of Common Stock acquired by it are registered for resale pursuant to the Securities Act, and registered or qualified under applicable state securities laws, or an exemption from such registration and/or qualification requirements is available, and that the Company has no present intention of registering or qualifying any of the Shares for resale. Duke further understands that there is no assurance that any exemption from the Securities Act or applicable state securities laws will be available or, if available, that such exemption(s) will allow Duke to dispose of or otherwise transfer any or all of the Shares under the circumstances, in the amounts or at such times Duke might propose.
     3.4 Investment Experience. Duke’s business or financial experience, or that of Duke’s professional advisor, Duke has the capacity to protect Duke’s own interests in connection with the purchase of the Common Stock hereunder and has the ability to bear the economic risk (including the risk of total loss) of Duke’s investment.
     3.5 Rule 144. Duke acknowledges that it is aware of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Duke understands that under Rule 144, except as otherwise provided by section (k) of that Rule, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold and limitations on the amount of securities to be sold and the manner of sale. Duke understands that the current information referred to above is not now available and the Company has no present plans to make such information available. Duke acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Duke desires to sell any of the Shares and that, in such event, Duke may be precluded from selling such stock under such Rule, even if the one-year minimum holding period of such Rule has been satisfied. Duke acknowledges that in the event all of the requirements of Rule 144 are not met, then registration under the Securities Act, compliance with the Securities and Exchange Commission’s (the “Commission”) Regulation A or another exemption from registration will be required for any disposition of the Common Stock. Duke understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.
     3.6 Accredited Investor. Duke is an “accredited investor” within the meaning of the Commission’s Rule 501 of Regulation D promulgated under the Securities Act.
4. General Provisions.
     4.1 Registration Rights and Other Stockholder Agreements. The Company agrees to use its best efforts to grant customary “piggyback” registration rights to Duke if, when and upon the same terms as such rights may be granted to the currently existing holders of the Common Stock of the Company (the “Founders”) in their capacity as holders of Common Stock. Duke agrees to be and to become subject to such contractual restrictions on the transfer of the Shares and to such rights of first refusal upon any transfer thereof if, when and upon the same terms as the Founders (in their capacity as holders of Common Stock) may agree to become subject.

     4.2 Entire Agreement. This Agreement constitutes the entire agreement between the Company and Duke with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the Company and Duke concerning such subject matter.
     4.3 Notices. Any notice sent hereunder shall be deemed given as of the date it is served personally upon the party for whom intended, or as of the date it is mailed postage prepaid by certified or registered mail, return receipt requested, to the address of the party for whom intended as hereinafter set forth, or as otherwise designated by such party in writing:

To the Company at:	Orexigen Therapeutics, Inc.
One Palmer Square, Suite 515
Princeton, NJ 08542

To Duke at:	Duke University

     4.4 Governing Law. The parties hereto agree that this Agreement has been executed in the State of California and shall be governed by the laws thereof.
     4.5 Headings. The headings of the sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of the provisions in this Agreement.
     4.6 Severability. In the event that any provisions of this Agreement or any part of any provision of this Agreement shall be determined to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of any other provision or part hereof.
     4.7 Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover from the other party or parties all costs and expenses of suit, including reasonable attorneys’ fees, in addition to any other relief to which such party may be entitled.
     4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“COMPANY”	“Duke”

OREXIGEN THERAPEUTICS, INC.	DUKE UNIVERSITY

By:	By:

John F. Crowley
President and Chief Executive Officer	Title:

APPENDIX F
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
(attached)

OREXIGEN THERAPEUTICS, INC.
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
     This Right of First Refusal and Co-Sale Agreement (the “Agreement”) is made and entered into as of January 20, 2004 by and among Michael Cowley, Ph.D., John F. Crowley, Kishore Gadde, M.D., Ranga Krishnan, M.D., MPAJ, LLC and Eckard Weber, M.D. (each referred to herein as a “Common Stockholder” or collectively, the “Common Stockholders”), Orexigen Therapeutics, Inc., a Delaware corporation (the “Company”), and the holders of Series A Preferred Stock (the “Series A Preferred Stock”) of the Company listed on Exhibit A to this Agreement (each an “Investor”).
RECITALS
     A. The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated of even date herewith pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company’s Series A Preferred Stock.
     B. A condition to the Investors’ obligations under the Purchase Agreement is that the Company, the Common Stockholders and the Investors enter into this Agreement in order to provide the Investors the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Common Stockholders of shares of the Company’s Common Stock.
     C. The Company and the Common Stockholders desire to induce the Investors to purchase shares of Series A Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.
AGREEMENT
     The parties agree as follows:
     1. Rights of First Refusal.
          1.1 No Common Stockholder shall, whether voluntarily or by operation of law, sell, transfer, pledge, hypothecate, gift, bequest, devise, assign or otherwise dispose of (collectively. “transfer”) any shares of the Company’s Common Stock, whether now owned or hereafter acquired by such Common Stockholder (the “Shares”), except for “Permitted Transfers” (as defined in Subsection 1.5 below) or pursuant to this Section 1 or Section 2 below.
          1.2 In the event that a Common Stockholder wishes to transfer Shares (a “Selling Stockholder”), other than as a Permitted Transfer, such Selling Stockholder shall deliver a written notice (the “Sale Notice”) to the Company and to each of the Investors, disclosing in reasonable detail the identity of the proposed transferees, the number of Shares to be transferred (the “Offered Shares”), and the terms and conditions of the proposed transfer, including, without limitation, the number of Shares proposed to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. To the extent that the Selling Stockholder’s Offered Shares are subject to the Company’s right of first refusal pursuant to a stock purchase agreement or stock restriction agreement, the Company shall have a period of 30 days from the date of delivery of the Sale Notice to give written notice (the “Company Notice”) to the Selling Stockholder of its decision whether or not to purchase some or all of the Offered Shares. The Company shall simultaneously deliver a copy of the Company Notice to each of the Investors.
          1.3 If the Company elects not to purchase all of the Offered Shares, the Investors shall have the option, for 30 days following their receipt of the Company Notice, to purchase some or all of the remaining Offered Shares at the price and upon the terms set forth in the Sale Notice. Each Investor shall have the right to purchase its pro-rata share of the Offered Shares, or remaining Offered Shares, as the case may be, which pro-rata share is based upon the Conversion Shares (as defined below) held by such Investor relative to the aggregate number of Conversion Shares held by all Investors. If any Investors do not exercise their right of first refusal, the Shares that would otherwise be allocated to such non-exercising Investors shall be allocated to each exercising Investor on a pro-rata basis (based upon the number of Conversion Shares held by such Investor relative to the aggregate number of Conversion Shares held by all such exercising Investors), provided that the Right of First Refusal must be exercised, if at all, prior to the expiration of such 30-day period. In the event an Investor elects to purchase some or all of the remaining Offered Shares, it shall give written notice of its election to the Company and the Selling Stockholder within such 30-day period, and the settlement of the sale of such Offered Shares shall be made as provided below in Subsection 1.4 of this Section 1.
          1.4 The closing of the purchase and sale of the Offered Shares shall take place on a date agreed upon by the Selling Stockholder and purchaser or purchasers of the Offered Shares, but in any event within 60 days following the date of the Company Notice, at the principal office of the Company on the terms and conditions set forth in the Sale Notice.
          1.5 For purposes of this Section 1, a “Permitted Transfer” shall mean
               (a) Any repurchase of Common Stock by the Company pursuant to a right of repurchase upon the termination of the transferring Common Stockholder’s employment or consulting relationship with the Company;
               (b) Any transfer to the transferring Common Stockholder’s ancestor, descendant, sibling or spouse, a limited liability company of which the only members are the stockholder and/or members of his immediate family or to a trust for their benefit or a partnership that is owned entirely by the transferring Common Stockholder’s ancestors, descendants, siblings or spouse;
               (c) Any sale or transfer by a Common Stockholder of up to 1% of the total number of shares of Common Stock held by such Common Stockholder on the date of this Agreement;
provided, in each case, that (either than clause (a) above), that the transferee or donee (each a “Permitted Transferee”) shall furnish the Company and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement.

          1.6 No Adverse Effect. The exercise or non-exercise of the rights of the Investor hereunder to participate in one or more transfers of Shares made by a Selling Stockholder shall not adversely affect their rights of first refusal with respect to subsequent transfers of Shares by a Selling Stockholder.
     2. Co-Sale Right. To the extent that the right of first refusal set forth in Section 1 is not fully exercised by either the Company or the Investors, each Investor who holds, collectively with its Affiliates (as defined below), at least 500,000 shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like) (a “Major Investor”) shall have the right (the “Co-Sale Right”), exercisable upon written notice to the Company within 20 days after the expiration of the right of first refusal set forth in Section 1 to participate in the Selling Stockholder’s transfer of the Offered Shares pursuant to the specified terms and conditions of the Sale Notice. To the extent a Major Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which the Selling Stockholder may transfer shall be correspondingly reduced. The Co-Sale Right of each Investor shall be subject to the following terms and conditions:
               (a) Calculation of Shares. Each Major Investor may sell all or any part of that number of shares of stock (including Preferred Stock, Common Stock and Common Stock issuable upon conversion of Preferred Stock or any stock received in connection with any stock dividend, stock split or other reclassification of any such stock) (the “Conversion Shares”) equal to the product obtained by multiplying (i) the aggregate number of Shares covered by the Sale Notice by (ii) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Major Investor and the denominator of which is the sum of (A) the total number of Conversion Shares at the time owned by all Major Investors participating in such sale plus (B) the total number of Shares at the time owned by the Selling Stockholder.
               (b) Delivery of Certificates. Each Major Investor may effect its participation in the transfer by delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Conversion Shares which such Major Investor elects to transfer.
               (c) Transfer. The stock certificate or certificates which the Major Investor delivers to the Selling Stockholder pursuant to Section 2 shall be delivered by the Selling Stockholder to the prospective purchaser in consummation of the transfer pursuant to the terms and conditions specified in the Sale Notice, and the Selling Stockholder shall promptly thereafter remit to such Major Investor that portion of the transfer proceeds to which such Major Investor is entitled by reason of its participation in such transfer. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Conversion Shares from a Major Investor exercising its Co-Sale Right hereunder, the Selling Stockholder or Selling Stockholders shall not transfer to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such transfer, the Selling Stockholder or Selling Stockholders shall purchase such Conversion Shares from such Major Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Sale Notice.

               (d) No Adverse Effect. The exercise or non-exercise of the rights of the Major Investor hereunder to participate in one or more transfers of Shares made by a Selling Stockholder shall not adversely affect their rights to participate in subsequent transfers of Shares by a Selling Stockholder.
     3. Assignment of Rights. The rights of the Investors set forth in this Agreement may be assigned (but only with all related obligations) only to a transferee or assignee (i) of at least 25% of an Investor’s Conversion Shares (or all of such Investor’s Conversion Shares if such Investor holds less than 25% of such amount), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of an Investor, (iii) that is an affiliated fund or entity of the Investor, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (iv) who is an Investor’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Investor or such Investor’s Immediate Family Member (collectively, the persons and entities listed in Section 3 subparagraph’s (ii), (iii), (iv) and (v) are referred to herein as an Investor’s “Affiliates”), provided that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned, and (b) such transferee agrees in writing to be bound by the provisions of this Agreement, and (c) such transferee is not an actual or potential competitor of the Company, as determined in good faith by the Company’s Board of Directors.
     4. Prohibited Transfers.
               (a) In the event a Common Stockholder should transfer any Shares in contravention of the right of first refusal or co-sale rights of the Company and the Investors under Section 1 and Section 2 (a “Prohibited Transfer”), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below and such Common Stockholder (and its transferee) shall be bound by the applicable provisions of such option.
               (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Common Stockholder the type and number of shares of Common Stock or Preferred Stock equal to the number of shares each Investor would have been entitled to transfer to the third-party transferee(s) under Section 2(a) hereof (assuming if necessary such Investor were a Major Investor) had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof (assuming the Company had not exercised its right of first refusal and no Investor had elected to exercise its right of first refusal). Such sale shall be made on the following terms and conditions:
                    (1) The price per share at which the shares are to be sold to such Common Stockholder shall be equal to the price per share paid by the third-party transferee(s) to such Common Stockholder in the Prohibited Transfer. The Common Stockholder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 1 and Section 2.
               (2) Within 90 days after the later of the dates on which the Investor (i) received written notice of the Prohibited Transfer or (ii) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Company the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.
               (3) The Common Stockholder shall upon the Company’s receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(1), in cash or by other means acceptable to the Investor.
               (4) Notwithstanding the foregoing, any attempt by such Common Stockholder to transfer Shares in violation of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee(s) as the holder of such shares unless and until such (i) transfer is made in compliance with all of the terms of this Agreement and all applicable federal and state securities laws and (ii) before such transfer, the transferee or transferees sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement.
     5. Legended Certificates. Each certificate representing Shares now or hereafter owned by the Common Stockholders or issued to any Permitted Transferee pursuant to Section 1.5 shall bear the following legend:
“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
     6. Termination of Agreement. This Agreement shall continue in full force and effect from the date hereof through the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, in connection with which the Preferred Stock is converted into Common Stock, on which date it shall terminate in its entirety.

     7. Removal of Legend. At any time after the termination of this Agreement in accordance with Section 6, any holder of a stock certificate legended pursuant to Section 5 may surrender such certificate to the Company for removal of such legend, and the Company will duly reissue a new certificate without the legend.
     8. Amendment; Waiver. Any terms hereof may be amended or waived with the written consent of the Company, Investors holding a majority of the Series A Preferred Stock (or the equivalent amount of Common Stock issued or issuable upon conversion of the Series A Preferred Stock) held by the Investors, or their respective successors and assigns, and Common Stockholders of a majority of the Common Stock held by the Common Stockholders, or their respective successors and assigns. Notwithstanding the foregoing, this Agreement may be amended with only (1) the written consent of the Company for the sole purpose of including additional purchasers of Common Stock as “Common Stockholders” and additional purchasers of Series A Preferred Stock as “Investors” and (2) the written consent of the Company and Investors holding a majority of the Series A Preferred Stock (or the equivalent amount of Common Stock issued or issuable upon conversion of the Series A Preferred Stock) held by the Investors for the sole purpose of including additional purchasers of Preferred Stock as “Investors.” Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the Company, the Investors, the Common Stockholders and any Permitted Transferees, and each of their respective successors and assigns.
     9. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.
     10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.
     11. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     13. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     14. Additional Parties. The Investors and Common Stockholders agree that, upon delivery of counterpart signature pages to this Agreement, any additional persons who become “Investors” pursuant to the Purchase Agreement shall become “Investors” under this Agreement without further action by any other Investor.
     15. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the Co-Sale Right provided in Section 2 hereof and any and all other written or oral agreements relating to any co-sale right existing among any of the parties are expressly canceled (including without limitation any co-sale rights provided for in any stock restriction agreements between the Company and a Common Stockholder). To the extent that the provisions of the Company’s right of first refusal pursuant to a stock purchase agreement or stock restriction agreement between the Company and a Common Stockholder are inconsistent with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.
[Signature Pages Follow]

     The parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: OREXIGEN THERAPEUTICS, INC., a Delaware corporation
By:
John F. Crowley,
President and Chief Executive Officer Address: 28202 Cabot Road, Suite 200 Laguna Niguel, CA 92677

SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

COMMON STOCKHOLDERS:

Michael Cowley, Ph.D.

John F. Crowley

Kishore Gadde, M.D.

Ranga Krishnan, M.D.

Eckard Weber, M.D.
SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

MPAJ, LLC
By:
John F. Crowley,
President

SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTORS: Domain Partners V, L.P. By: One Palmer Square Associates V, L.L.C. its General Partner
By:
Lisa A. Kraeutler,
Attorney in Fact

DP V Associates, L.P. By: One Palmer Square Associates V, L.L.C. its General Partner
By:
Lisa A. Kraeutler,
Attorney in Fact

SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.
INVESTORS:
Sofinnova Venture Partners VI, L.P.
as nominee for
Sofinnova Venture Partners VI, L.P.
Sofinnova Venture Partners VI GmbH & Co. K.G.
By: Sofinnova Management VI, L.L.C.
       its General Partner

By:
Managing Member

SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTORS: KPCB Holdings, Inc., as nominee
By:
Title:

SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AND
CO-SALE AGREEMENT

EXHIBIT A
SCHEDULE OF INVESTORS

Investors	Number of Shares:
Domain Partners V, L.P.	3,311,602
c/o Domain Associates, L.L.C.
One Palmer Square
Princeton, New Jersey 08542
Attn: Eckard Weber, M.D.

With a copy to:

Domain Associates, L.L.C.
One Palmer Square
Princeton, New Jersey 08542
Attn: Kathleen K. Schoemaker

DP V Associates, L.P.	78,229
c/o Domain Associates, L.L.C.
One Palmer Square
Princeton, New Jersey 08542
Attn: Eckard Weber, M.D.

With a copy to:

Domain Associates, L.L.C.
One Palmer Square
Princeton, New Jersey 08542
Attn: Kathleen K. Schoemaker

Sofinnova Venture Partners VI, L.P.	2,542,373
140 Geary Street, Tenth Floor
San Francisco, CA 94108
Attn: Michael Powell

KPCB Holdings, Inc.	3,389,831
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025
Exhibit A

APPENDIX G
INVESTORS’ RIGHTS AGREMENT
(attached)

OREXIGEN THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

January 20, 2004

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TABLE OF CONTENTS
(Continued)

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OREXIGEN THERAPEUTICS, INC.
INVESTORS’ RIGHTS AGREEMENT
          THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of January 20, 2004, by and among Orexigen Therapeutics, Inc., a Delaware corporation (the “Company”), the parties listed on Schedule A hereto (collectively, the “Investors” and each individually, an “Investor”).
RECITALS
          In connection with the purchase and sale of shares of Series A Preferred Stock pursuant to the terms of a Series A Preferred Stock Purchase Agreement of even date herewith by and among the Company and the other parties thereto (the “Purchase Agreement”) the Company and the Investors desire to provide for the rights of the Investors with respect to information about the Company and with respect to restriction.
AGREEMENT
          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:
     1. Registration Rights The Company covenants and agrees as follows:
          1.1 Definitions For purposes of this Agreement:
               (a) The term “Act” means the Securities Act of 1933, as amended.
               (b) The term “Change in Control” means any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Company’s then current Certificate of Incorporation.
               (c) The term “Common Stock” means the common stock of the Company.
               (d) The terms “Form S-1”, “Form S-3” and “Form S-8” mean such forms under the Act as in effect on the date hereof or any successor registration form, document or policy subsequently adopted by the SEC to replace such forms, or in the case of Form S-3, any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
               (e) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 3 hereof.
               (f) The term “IPO” shall mean the closing of the Company’s first firm commitment, underwritten public offering registered under the Act in connection with which all outstanding shares of Preferred Stock are automatically converted into shares of Common Stock pursuant to the terms of the Company’s then current Certificate of Incorporation.
               (g) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
               (h) The term “Preferred Stock” means the Series A Preferred Stock of the Company.
               (i) The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
               (j) The term “Registrable Securities” means the Common Stock issuable or issued upon conversion of the Preferred Stock, and any Common Stock of the Company issued upon any stock split, stock dividend, recapitalization, or similar event, dividend or other distribution with respect to, or in exchange for or in replacement of the Preferred Stock excluding in all cases, however (1) any Registrable Securities sold by a person in a transaction in which such person’s rights under Section 1 are not assigned or (2) any Common Stock held by a Holder that ceases to have registration rights in accordance with Section 1.16.
               (k) The number of shares of “Registrable Securities then Outstanding” shall be the sum of (i) the number of shares of Common Stock outstanding which are Registrable Securities, plus (ii) the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities.
               (l) The term “SEC” shall mean the Securities and Exchange Commission.
          1.2 Request for Registration
               (a) If the Company shall receive at any time after the earlier of (i) the fourth (4th) anniversary of the date hereof or (ii) one (1) year after the effective date of the IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction that does not cause any securities of the Company similar to the Registrable Securities to be listed on a securities exchange), a written request from the Holders of at least 30% of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or such lesser number of shares of Registrable Securities, with an anticipated aggregate offering price of which, net of underwriting discounts and commissions, would exceed $5,000,000) then the Company shall:
               (b) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

               (c) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request (within twenty (20) days of the mailing of such notice by the Company in accordance hereof) to be registered, subject to the limitations of subsection 1.2(d).
               (d) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company or the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.
               (e) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.
               (f) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:
                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective provided that either (A) the conditions of Section 1.4(a) have been satisfied or (B) the registration statements continue to remain effective and there are no stop orders in effect with respect to such registration statements;

                    (ii) During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of a registration subject to Section 1.3 hereof (unless such registration is the Company’s initial public offering of its securities, in which event ending on a date 180 days after such effective date); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.11 below.
          1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating solely to the sale of securities to participants in a Company stock option plan or stock purchase plan, (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered or (iv) an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder of shares of Registrable Securities, written notice of such registration. Upon the written request of a Holder of shares of Registrable Securities, given within twenty (20) days after receipt of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 1.8, use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.
          1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the Company or an underwriter of Common Stock (or other securities) of the Company.
               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.
               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.
               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus will not include an untrue statement of material fact or omit to state a material fact necessary to make statements therein, in light of the circumstances under which they were made, not misleading.
               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.
               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;
               (j) Notify each Holder promptly after the Company receives notice thereof, of the time when such registration statement has become effective or a supplement of such registration has been filed;
               (k) Advise each Holder promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the threatening of any proceeding for such purpose and promptly use all best efforts to prevent the issuance of any stop order should such be issued; and;
               (l) Make generally available to its security holders, and to deliver to the Holders an earnings statement of the Company (that will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve (12) months beginning after the effective date of the registration statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve (12) month period.
          1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
          1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, reasonable fees and expenses of one special counsel to the Holders (such special counsel to be selected by a majority in interest of the selling Holders) and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to their demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.
          1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 3.1), including all registration, filing, and qualification fees, and printers and accounting fees relating or apportionable thereto and the reasonable fees and expenses incurred by one special counsel to such selling Holders selected by a majority in interest of the selling Holders, but excluding underwriting discounts and commissions relating to the Registrable Securities.
          1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity, if any, as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then in such event the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however, that any such limitation by the underwriters will be apportioned as follows: (i) all securities other than Registrable Securities will be excluded from the registration first, and (ii) to the extent still required by the underwriters, the Registrable Securities requested to be registered by the Holders shall be excluded from such registration subject to the following sentences. If a limitation on the number of shares is still required, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested for inclusion in such Registration held by such Holders at the time of filing the registration statement. For purposes of the preceding sentence concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership, limited liability company or corporation, the affiliates, partners, retired partners, members, retired members and stockholders of such holder, or the estates and family members of any such partners and retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence. Notwithstanding the foregoing, the number of Registrable Securities included in such registration and underwriting shall not be reduced below 30% of the securities included in such registration unless such offering is the initial public offering of the Company’s securities in which case the selling Holders may be excluded entirely if the underwriters make the determination described above and no securities other than those of the Company are included in such registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 1.8 shall be included in such registration statement.
          1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of such Holder’s officers, directors, partners, members and managers, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director, partner, member, manager, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, proceeding or settlement; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action or proceeding to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration, and duly executed, by any such Holder, underwriter or controlling person.
               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions, proceeding or settlement in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information expressly furnished, and duly executed, by such Holder for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action, proceeding or settlement; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action or proceeding if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.
               (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.
               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are expressly in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
               (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.
          1.11 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:
               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
               (b) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the participating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an anticipated aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.
               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.11, including (without limitation) all registration, filing, qualification, printer’s and accounting fees, reasonable fees and expenses for one special counsel for the Holders associated with Registrable Securities (such special counsel to be selected by a majority in interest of the Holders requesting such registration) and the fees and disbursements of counsel for the Company, but excluding any underwriters’ discounts or commissions shall be borne by the Company. Registrations effected pursuant to this Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.
               (d) The Company shall not be obligated to effect any registration pursuant to this Section 1.11 if the Company delivers to the Holders requesting registration under this Section 1.11 an opinion, in form and substance acceptable to such Holders, of counsel satisfactory to such Holders, that the Registrable Securities so requested to be registered may be sold or transferred pursuant to Rule 144(k) under the Act.
          1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would give such holder or prospective holder any registration rights if (a) such registration rights would be pari passu with, or senior to, any registration rights provided under this Agreement or (b) such holder would not be bound by obligations similar to the obligations of the Holders set forth in Section 1.13.
          1.13 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock to be sold on its behalf to the public in a firmly underwritten offering;
               (b) all officers, directors and 1% or greater stockholders of the Company enter into similar agreements; and
               (c) such market stand-off time period shall not exceed one hundred eighty (180) days from the effective date of the registration statement.
          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
          Notwithstanding the foregoing, the obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.
          1.14 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 above; and (c) the transfer: (i) involves a transfer of all of Registrable Securities of the transferor or at least Five Hundred Thousand (500,000) shares (as adjusted for stock splits, stock dividends, reverse stock splits or the like) of Registrable Securities, (ii) is to another holder of Registrable Securities, or (iii) is to current or former limited or partners, members, managers, stockholders or other affiliates of the transferor.
          1.15 Reports Under the Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;
               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;
               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act at any time after it has become subject to such reporting requirements; and
               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.
          1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 upon the earlier of the following to occur: (i) six (6) years following the consummation of the sale of securities pursuant to the IPO or (ii) the date on which such Holder holds less than one percent (1%) of the Company’s outstanding capital stock and all Registrable Securities held by such Holder may be sold under Rule 144 under the Act within a single ninety (90) day period.

     2. Covenants of the Company
          2.1 Financial Information. The Company will deliver the financial information identified in Section 2.1(a) to each Investor, and for so long as an Investor holds at least Five Hundred Thousand (500,000) shares (as adjusted for stock splits, stock dividends, reverse stock splits or the like) of Registrable Securities (a “Major Holder”) the Company shall also deliver to such Investor all of the reports and financial information identified in Sections 2.1(b), (c) and (d).
               (a) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, consistently applied, and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Board of Directors.
               (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company’s Common Stock.
               (c) As soon as practicable after the end of each month, and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes and subject to year-end adjustments), all in reasonable detail, including detailed quarterly comparison to budget and such financial statements shall be accompanied by an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials fairly present the financial condition of the Company and its results of operation for the period specified, subject to any year-end audit adjustment.
               (d) As soon as practicable, and in any event within sixty (60) days prior to the beginning of the fiscal year, a copy of the Company’s annual operating plan and budget for the upcoming fiscal year, which shall include without limitation forecasts of the Company’s revenues, expenses and cash position on a month-to-month basis for such upcoming fiscal year together with any other budgets or revised budgets as they become available throughout the fiscal year.
          For so long as a Major Holder is eligible to receive reports under this Section 2.1, it shall also have the right to discuss the affairs, finances and accounts of the Company with the Company’s officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information unless the Major Holder agrees to sign a non-disclosure agreement in customary form.

          2.2 Inspection. The Company shall permit each Major Holder, upon reasonable prior notice, at such Major Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by a Major Holder; provided, however, that the Company shall not be obligated pursuant to this Paragraph 2.2 to provide access to any information unless the Major Holder agrees to sign a non-disclosure agreement in customary form.
          2.3 Termination of Information and Inspection Rights. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Major Holder and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall occur first.
          2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term Major Holder shall include any general partners, members and affiliates of such Major Holder. A Major Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members and affiliates in such proportions as it deems appropriate.
          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Holder in accordance with the following provisions:
               (a) The Company shall deliver a notice by certified mail (“Notice”) to each Major Holder stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms, if any, upon which it proposes to offer such Shares.
               (b) Within fifteen (15) calendar days after delivery of the Notice, the Major Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Holder bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities) (“Pro-Rata Portion”). The Company shall promptly, in writing, inform each Major Holder which purchases its Pro-Rata Portion (“Fully-Exercising Major Holder”) of any other Major Holder’s failure to do likewise. During the ten-day period commencing after such information is delivered, each Fully-Exercising Major Holder shall be entitled to obtain that portion of the Shares not subscribed for by the Major Holders which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Major Holder bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Major Holders who wish to purchase some of the unsubscribed shares. This step shall be repeated until all unsubscribed shares have been allocated or until the Fully-Exercising Investors no longer desire to receive an allocation of the unsubscribed shares.
               (c) If all Shares which Major Holders are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 45-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons upon terms specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days after the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Holders in accordance herewith.
               (d) The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to officers, directors or employees of, or consultants to, the Company or a subsidiary under a stock option or other equity incentive plan or agreement approved by and in a manner determined by the Board of Directors (including stock grants to officers, directors, employees or consultants); (ii) the issuance of securities pursuant to the acquisition of another corporation or entity by the Company by way of merger, purchase of all or substantially all of the assets of the other corporation or stock for stock exchange approved by the Board of Directors; (iii) the issuance of securities, not primarily for equity financing purposes, to academic research institutions, financial institutions, strategic partners or lessors in connection with commercial credit arrangements, equipment financings, debt financings, strategic partnerships, research and development partnerships, licensing or collaborative arrangements, joint marketing agreements or similar transactions approved by the Board of Directors; (iv) shares issued upon conversion of the Series A Preferred Stock sold pursuant to the Purchase Agreement; (v) the issuance of securities pursuant to outstanding as of the date hereof options, warrants, notes or other rights to acquire securities of the Company; (vi) securities issued in connection with stock splits, stock dividends or like transactions for which an adjustment to the respective conversion prices of the Preferred Stock is made pursuant to the Company’s then current Certificate of Incorporation; or (vii) upon the closing of a public offering of the Company’ securities pursuant to the Act in which all shares of Preferred Stock are automatically converted to Common Stock pursuant to the Company’s then current Certificate of Incorporation.
               (e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Major Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Major Holder, (ii) any partner or retired partner of any such Investor Major Holder which is a partnership or any member or retired member of any Major Holder which is a limited liability company, and (iii) such right is assignable between and among any of the Major Holders.
               (f) The right of first offer granted under this Section 2.4 shall terminate and be of no further force and effect upon the effective date of the Company’s registration statement filed in connection with the IPO and shall not be applicable to any shares sold pursuant thereto.
          2.5 Vesting of Stock; Co-Sale Rights. Unless determined otherwise by the Board of Directors or a disinterested/independent committee thereof, all shares of the Company’s Common Stock, or options to purchase such Common Stock, issued after the date of this Agreement to employees, officers, directors, consultants and other service providers of the Company shall vest according to the following schedule: Twenty-five percent (25%) of the shares shall vest upon the completion of one (1) year of service and the remaining seventy-five percent (75%) of the shares shall vest in thirty-six (36) equal monthly installments thereafter. Additionally, unless otherwise consented to by a majority in interest of the Investors, the Company shall ensure that all agreements to purchase shares of the Company’s Common Stock, or options issued to purchase such Common Stock, after the date of this Agreement, to employees, officers, directors, consultants and other service providers of the Company, shall contain a right of = in favor of the Investors, which right the Company shall not amend without the prior written consent of a majority in interest of the Investors.
          2.6 Qualified Small Business. The Company covenants that so long as any of Preferred Stock or the Common Stock into which such shares are converted, are held by an Investor (in whose hands such shares of Common Stock are eligible to qualify as “qualified small business stock” as defined in Section 1202(c) of the of the Internal Revenue Code of 1986, as amended (the “Code”) (“Qualified Small Business Stock”), it will (i) comply with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock and (ii) execute and deliver to each Investor, from time to time, such forms, documents, schedules and other instruments as may be reasonably requested thereby to cause the Preferred Stock, or the Common Stock into which such shares are converted, to qualify as Qualified Small Business Stock and in connection therewith, execute and deliver to the Investors, from time to time, such forms, documents, schedules and other instruments as may be reasonably requested by an Investor to cause such shares of capital stock to qualify as Qualified Small Business Stock.
          2.7 Indebtedness. The Company will not, without the approval of the Board of Directors, incur any indebtedness in excess of $100,000 in a single transaction or a series of related transactions.
          2.8 Board of Directors Meetings. The Board shall meet not less frequently than quarterly until otherwise agreed by Investors holding at least a majority of the then outstanding Registrable Securities. All non-employee directors will be compensated by the Company identically, and out-of-pocket and travel expenses of the directors incurred in attending Board meetings (or meetings of committees thereof) or in connection with the performance of their duties as directors shall be paid or reimbursed promptly by the Company. All shares of Common Stock of the Company issued to non-employee directors shall be issued under a plan which is applicable to all non-employee directors.
          2.9 Assignment of Right of First Refusal. The Company covenants that if any of its officers, directors, employees or consultants elect to sell shares of Common Stock covered by a right of first refusal and the Company elects not to or is unable to exercise its right of first refusal, the Company shall assign its right of first refusal on the transfer of the shares held by such individual to the Investors. The procedures for handling the assigned right of first refusal shall be substantially similar to the procedures set forth in Section 2.4 above.
          2.10 Proprietary Rights Agreements. Each employee, officer and consultant of the Company shall enter into an invention assignment agreement substantially in the forms previously provided to the special counsel for the Investors.
          2.11 Director & Officer Liability Insurance. Within ninety (90) days after the date hereof, the Company shall procure and thereafter maintain so long as the Board of Directors deems commercially reasonable, a customary Director and Officer liability insurance policy in an amount determined from time to time by the Board of Directors.
          2.12 Duke University Company covenants that in connection with the issuance of any shares of Common Stock to Duke University (“Duke”), the Company shall cause Duke to become a party (in the capacity as a “Common Stockholder” to that certain Voting Agreement and that certain Right of First Refusal and Co-Sale Agreement, each of even date herewith, among the Company, the Investors and certain other stockholders of the Company.
          2.13 Market Stand-Off Agreement with Future Security Holders. Unless otherwise approved by the Investors who then are holders in interest of at least a majority of the then outstanding Registrable Securities, the Company shall cause each future holder of its securities to enter into an agreement substantially similar to the market stand-off agreement set forth in Section 1.13 hereof.
          2.14 Termination of Covenants. The covenants set forth in Sections 2.5 and 2.7 to 2.13 shall terminate on, and be of no further force or effect upon effective date of the IPO.
     3. Transfers of Securities by Investors
          3.1 Notices. If any Investor (the “Transferor”) proposes to sell, assign, hypothecate or otherwise transfer (a “Transfer”) any securities of the Company owned by such Investor from and after the date of this Agreement, other than pursuant to the provisions of Section 3.6 of this Agreement, the Transferor shall first give each of the other Investors the right to purchase such securities by delivering to them a written offer which shall state the price and other terms and conditions of the proposed Transfer. If the Transferor proposes to Transfer the securities for consideration other than solely cash and/or promissory notes, the offer to the Investors shall, to the extent of such consideration, permit each Investor to pay in lieu thereof, cash equal to the fair market value of such consideration, and the offer shall state the estimate of such fair market value as determined by the Board. The Transferor shall fix the period of the offer which shall be a minimum of twenty (20) days or such longer period as is necessary to determine the fair market value of the consideration referred to in the preceding sentence.
          3.2 Acceptance of Offer. An Investor may accept an offer (“Purchasing Investor”) only by giving written notice to the Transferor before the offer expires that such Purchasing Investor has accepted the offer to purchase some or all of the securities offered (the “Accepted Securities”); provided, however, that the maximum number or amount of securities a Purchasing Investor shall be entitled to purchase shall be equal to that number or amount of securities to be transferred multiplied by a fraction, the numerator of which shall be the number of Registrable Securities held by such Purchasing Investor and the denominator of which shall be the aggregate number of Registrable Securities held by all Investors, excluding the Transferor’s Registrable Securities. Notwithstanding the foregoing, any Purchasing Investor may, at the time it accepts the offer, subscribe to purchase any or all securities offered which may be available as a result of the rejection, or partial rejection, of the offer by other Investors, which securities shall be allocated on a pro rata basis among those Purchasing Investors subscribing to purchase them.
          3.3 Allocation of Securities and Payment. Promptly following the expiration of an offer, the Transferor shall allocate the securities subscribed for among the Purchasing Investors accepting or partially accepting the offer, as set forth in Section 3.2, and shall by written notice (the “Acceptance Notice”) advise all Purchasing Investors of the number or amount of securities allocated to each of the Purchasing Investors. Within ten (10) days following receipt of the Acceptance Notice, each of the Purchasing Investors shall deliver to the Transferor payment in full for the Accepted Securities purchased by it against delivery by the Transferor to each Purchasing Investor of a certificate or certificates evidencing the Accepted Securities purchased by it.
          3.4 Failure to Exercise. To the extent an offer pursuant to Section 3.1 is not accepted by the other Investors, the Transferor may, for a period of ninety (90) days thereafter, transfer the unaccepted securities, or any of them, upon terms no more favorable than specified in such offer, to any Person or Persons; provided that such Person or Persons agrees in writing with the Company and the Investors, prior to and as a condition precedent to such Transfer, to be bound by all of the such provisions as the Company may deem reasonably necessary.
          3.5 Assignment. The right of first offer set forth in this Section 3 may not be assigned or transferred, except that each Investor shall have the right to assign its rights to purchase such securities under this Section 4 to any affiliate, partner, member, retired partner or member or affiliate of such Investor; provided such affiliate, partner, member, retired partner or member or affiliate agrees in writing with the Company and the Investors, prior to and as a condition precedent to such assignment, to be bound by the terms of this Agreement.
          3.6 Permitted Transfers.
               (a) Notwithstanding anything to the contrary contained herein, any Investor which is a partnership or limited liability company may transfer, without first offering any securities of the Company to any other Investor, all or any of its securities to a partner, limited partner, member, retired partner or member of such partnership or to the estate of any such partner or member or transfer by will or intestate succession to his spouse or to the siblings, lineal descendants or ancestors of such partner or member or his spouse, or to an affiliate; provided such transferee agrees in writing with the Company and the Investors, prior to and as a condition precedent to such Transfer, to be bound by the terms of this Agreement.
               (b) Notwithstanding anything to the contrary contained herein, any Investor which is a corporation may transfer, without first offering any securities of the Company to any other Investor, all or any of its securities to any of its affiliates, provided such affiliate agrees in writing with the Company and the Investors, prior to and as a condition precedent to such Transfer, to be bound by the terms of this Agreement.
               (c) Notwithstanding anything to the contrary contained herein, any Investor who is an individual may Transfer, without first offering any securities of the Company to any other Investor, all or any of his securities to his spouse or his or his spouse’s siblings, lineal descendants or ancestors, or to any trust for any of the foregoing or any entity that is an affiliate of such Investor (if such Investor is an entity), provided such transferee agrees in writing with the Company and the Investors, prior to and as a condition precedent to such Transfer, to be bound by the terms of this Agreement.
          3.7 Termination. The right of first offer granted under this Section 3 shall expire upon the effective date of (i) the IPO or (ii) a Change in Control.
     4. Miscellaneous
          4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          4.2 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California without giving effect to the principles of conflicts of laws thereof.
          4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          4.5 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed by telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.
          4.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
          4.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors holding at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.
          4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
          4.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
          4.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof any and all other written or oral agreements relating to the subject matter hereof existing among any of the parties hereto are expressly canceled.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY: Orexigen Therapeutics, Inc., a Delaware corporation
By:
John F. Crowley,
President and Chief Executive Officer

[Signature Page to Investors’ Rights Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement as of the date first above written.

Domain Partners V, L.P. By: One Palmer Square Associates V, L.L.C. its General Partner
By:
Kathleen K. Schoemaker,
Managing Member

DP V Associates, L.P. By: One Palmer Square Associates V, L.L.C. its General Partner
By:
Kathleen K. Schoemaker,
Managing Member

[Signature Page to Investors’ Rights Agreement]

          IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement as of the date first above written.
Sofinnova Venture Partners VI, L.P.
as nominee for
Sofinnova Venture Partners VI, L.P.
Sofinnova Venture Partners VI GmbH & Co. K.G.
By: Sofinnova Management VI, L.L.C.
       its General Partner

By:
Managing Member

[Signature Page to Investors’ Rights Agreement]

          In Witness Whereof, the parties hereto have executed this Investors’ Rights Agreement as of the date first above written.

KPCB Holdings, Inc., as nominee
By:
Title:

[Signature Page to Investors’ Rights Agreement]

SCHEDULE A
LIST OF INVESTORS

Name of Investor
Domain Partners V, L.P.
DP V Associates, L.P.
KPCB Holdings, Inc.
Sofinnova Venture Partners VI, L.P.